UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐	Soliciting Material Pursuant to Section 240.14a-12
BORGWARNER INC.

(Name of Registrant as Specified In Its Charter)

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PROPOSAL 1 -- ELECTION OF DIRECTORS
REPORT OF THE BORGWARNER INC. AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
All Other Compensation Table
Grants of Plan Based Awards
Outstanding Equity Awards at Fiscal Year End
Option Exercises and Stock Vested
Pension Benefits
Non-Qualified Deferred Compensation
Potential Payments Upon Termination or Change of Control
Director Compensation
PROPOSAL 2 -- TO VOTE TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE BORGWARNER INC AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN
PROPOSAL 3 -- RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
OTHER INFORMATION

BORGWARNER INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Auburn Hills, Michigan
March 16, 2009

Dear Stockholder:

BorgWarner Inc. will hold its annual meeting of stockholders at its headquarters located at 3850 Hamlin Road, Auburn Hills, Michigan, 48326, on April 29, 2009, at 9:00 a.m., local time, for the following purposes:

1.	To elect four nominees for Class I Directors to serve for the next three years and one new Class III director to serve for the next two years;

2.	To vote upon a proposal to amend the BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan to increase the number of shares available for awards under the plan, approve the performance goals, and increase individual limitations on performance units;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2009; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 2, 2009 are entitled to vote at the meeting or any adjournment or postponement thereof.

We have elected to furnish materials for the annual meeting via the internet. Beginning on or about March 18, 2009, we will mail a notice of internet availability to most of our stockholders containing instructions on how to access the proxy materials and vote online. All of our other stockholders will be sent a copy of our proxy materials by mail or e-mail on or about March 20, 2009. See the first page of the proxy statement and your proxy card for more information on how you can elect to receive your proxy materials over the internet or by e-mail if you received them by mail this year.

YOUR VOTE IS IMPORTANT! You can submit your proxy by telephone or the internet by following the instructions on page 1 of the proxy statement. If you received a paper copy of our proxy statement, you can vote by returning a proxy card. If you attend the meeting, you may vote in person if you wish to do so, even if you have previously submitted your proxy. Please read the attached proxy statement carefully as it describes in greater detail the matters to be acted upon and your voting rights with respect to those matters.

Along with the attached proxy statement, we are sending you our Annual Report on Form 10-K for our fiscal year ended December 31, 2008. Stockholders are not to regard our Annual Report on Form 10-K, which includes our audited financial statements, as proxy solicitation material.

By Order of the Board of Directors

/s/  John J. Gasparovic

John J. Gasparovic
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR OUR ANNUAL MEETING

Our proxy statement and our 2008 annual report to stockholders are available at
http://www.proxyvote.com

YOUR VOTE IS IMPORTANT!

Please vote as promptly as possible by using the internet or telephone or by signing, dating and returning the proxy card
mailed to those who receive paper copies of this proxy statement.

BORGWARNER INC.
3850 Hamlin Road
Auburn Hills, Michigan 48326

PROXY STATEMENT

March 16, 2009

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of BorgWarner Inc. (“BorgWarner” or the “Company”) for the Company’s 2009 Annual Meeting of Stockholders to be held at the Company’s headquarters at 3850 Hamlin Road, Auburn Hills, Michigan 48326 on April 29, 2009 at 9:00 a.m., local time, or at any adjournment or postponement thereof.

Internet Availability of Proxy Materials

As permitted by rules adopted by the Securities & Exchange Commission (“SEC”) in 2007, we are providing our proxy statement, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 to stockholders electronically via the internet. (Our Annual Report on Form 10-K for our fiscal year ended December 31, 2008, which includes our audited financial statements, is not to be regarded as proxy solicitation material.) Our proxy statement and our 2008 annual report to stockholders are available at http://www.proxyvote.com

On or about March 18, 2009, we will initiate delivery of proxy materials to our stockholders of record as of the close of business on March 2, 2009 via (1) a notice containing instructions on how to access materials online, (2) a paper copy mailing or (3) e-mail distribution. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice we sent provides instructions on how to access and review all of the important information contained in the proxy materials. The notice also provides instructions on how you can submit your proxy over the internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials or elect to receive the materials via e-mail in the future, please follow the instructions included in the notice. If you received a printed copy of proxy materials by mail and would like to register to receive a notice of internet availability of proxy materials in the future, you can do so by any of the methods that follow:

•	Internet: Access the internet, go to www.proxyvote.com and follow the enrollment instructions.

•	Telephone: Call us free of charge at 1-800-690-6903 from within the United States or Canada.

•	E-mail: Send us an e-mail at www.proxyvote.com, using the control number on your proxy card as the subject line, and state whether you wish to receive a paper or e-mail copy of our proxy materials and whether your request is for this meeting only or all future meetings.

Record Date and Shares Outstanding

Only stockholders of record at the close of business on March 2, 2009 are entitled to vote at the meeting. As of such date, there were 115,825,717 outstanding shares of common stock. A list of all record holders of our stock will be available for examination by stockholders during normal business hours at 3850 Hamlin Road, Auburn Hills, Michigan 48326 at least ten days prior to the annual meeting and will also be available for examination at the annual meeting. On each matter considered at our annual meeting, you are entitled to one vote for each of your shares of common stock.

Voting

You have a choice of voting over the Internet, by telephone or by using a traditional proxy card.

•	To vote by Internet, go to www.proxyvote.com and follow the instructions there. You will need the 12 digit number included on your proxy card, voter instruction form or notice.

•	To vote by telephone, stockholders of record should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 12 digit number included on your proxy card, voter instruction form or notice.

•	If you received a paper copy of a proxy card or voter instruction form, you can mark, sign and date the proxy card and return it in the envelope that was provided to you.

The deadline for voting by telephone or internet is 11:59 pm Eastern Time on April 28, 2009.

If you properly sign and return your signed proxy card or vote by telephone or by the Internet before the annual meeting, we will vote your shares as you direct. Any proxy returned without specification as to any matter will be voted as to each proposal in accordance with the recommendation of the Board of Directors.

If you hold your stock in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker. If you are a stockholder of record you may change or revoke your vote at any time before the vote is taken by delivering a written notice of revocation to the Secretary of the Company or by submitting another vote on or before April 29, 2009 (including a vote in person at the annual meeting). For all methods of voting, your last vote cast will supersede all of your previous votes.

The election inspectors will tabulate the votes cast prior to the meeting and at the meeting to determine whether a quorum is present. The presence in person or by proxy of the holders of a majority of common stock will constitute a quorum. A quorum is necessary to transact business at the annual meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum.

With respect to Proposal 1 and the election of Directors, stockholders may (a) vote in favor of all nominees, (b) withhold votes as to all nominees, or (c) withhold votes as to specific nominees. In an uncontested director election, such as this year’s election, a director nominee may serve on the board only if the nominee receives the favorable vote of more than 50% of the shares voted with respect to the election of that nominee. In a contested election, directors are elected by a plurality vote. Withheld votes and broker non-votes will not affect the outcome of the election of directors.

With respect to Proposal 2 and the proposed amendments to the BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan (the “SIP”), approval by the stockholders requires the affirmative vote of a majority of votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of the outstanding shares of common stock. Accordingly, an abstention or a broker nonvote will have the effect of a vote against this proposal.

With respect to Proposal 3, and stockholder ratification of the selection of our auditors, ratification requires the affirmative vote of a majority of the votes present or represented at the meeting. Accordingly, an abstention or a broker nonvote will have the effect of a vote against this proposal.

For all other proposals that may come before the annual meeting the affirmative vote of a majority of the shares present or represented at the meeting is required for approval and adoption of that proposal. Accordingly, an abstention on any such proposal will be the functional equivalent of a “no” vote on that proposal. However, a broker nonvote on any one of those proposals will not be counted for purposes of determining the number of votes cast on that proposal and thus will not affect the outcome of the vote on that proposal.

Householding Information

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of our annual report to stockholders, our proxy statement or our Notice of Internet Availability of Proxy materials, as applicable, will be sent to any household at which two or more stockholders reside, unless one of the stockholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings in any way.

We will deliver promptly upon written or oral request a separate copy of our annual report to stockholders, our proxy statement or our Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder at a shared address to which a single copy of those documents was delivered. If you share an address with another stockholder and you wish to receive a separate copy of any of those documents you may inform us of your wish by contacting Investor Relations, 3850 Hamlin Road, Auburn Hills, Michigan 48326 (tel: 248-754-0882). Similarly, if you share an address with another stockholder that is receiving multiple copies and wish to request that the number of copies of those documents being delivered to that address be reduced to a single copy, you may inform us of your wish by contacting Investor Relations at the above address and telephone number.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of ten directors and is divided into three classes. Phyllis O. Bonanno, Alexis P. Michas, Richard O. Schaum and Thomas T. Stallkamp are the nominees for election as Class I Directors and Dennis C. Cuneo is the nominee for election as a Class III Director at this meeting. Following the election of directors at this annual meeting your Board of Directors will have ten members and no vacancies. If elected, each nominee to Class I will serve for a term of three years or until their successor is elected and qualified. The Class II Directors have terms expiring at the 2010 Annual Meeting of Stockholders and the Class III Directors have terms expiring at the 2011 Annual Meeting of Stockholders. Each of the nominees for election as a Class I Director has agreed to serve if elected and the nominee for election as a Class III Director has agreed to serve if elected. All of the Class I Directors are presently directors of the Company. Mr. Cuneo was appointed to the Board of Directors in February 2009 and will serve as a Class III director for an initial two year term or until his successor is elected and qualified. In the event that any nominee should become unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented by proxies at the meeting will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card.

Recommendation

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTOR — PHYLLIS O. BONANNO, ALEXIS P. MICHAS, RICHARD O. SCHAUM AND THOMAS T. STALLKAMP AND A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR CLASS III DIRECTOR — DENNIS C. CUNEO.

Information on Nominees for Directors and Continuing Directors

The following table sets forth as of March 2, 2009, with respect to each of the Company’s current directors continuing to serve, his or her name, age, principal occupation, the year in which he or she first became a director of the Company and directorships in other entities:

		Principal Occupation
Class 1 Directors	Age	and Directorships

Phyllis O. Bonanno 1999	65	Ms. Bonanno has been President and CEO of International Trade Solutions, Inc., an international trade consulting firm, since March 2002. She was the President of TradeBuilders, Inc. from October 2000 until October 2001. She was President of Columbia College from July 1997 until March 2000. She is also a director of Adams Express Company, Mohawk Industries, Inc. and Petroleum & Resources Corporation.
Alexis P. Michas 1993	51	Mr. Michas has been the Managing Partner of Stonington Partners, Inc., an investment management firm since 1996. He is also a director of AirTran Holdings, Inc., PerkinElmer, Inc., Lincoln Educational Services Corporation and a number of privately-held companies.
Richard O. Schaum 2005	62	Mr. Schaum has been General Manager, 3rd Horizon Associates LLC, a technology assessment and development company, since May 2003. He was Vice President and General Manager of Vehicle Systems for WaveCrest Laboratories, Inc. from October 2003 until June 2005. He was Executive Vice President, Product Development for DaimlerChrysler Corporation from January 2000 until his retirement in March 2003. Mr. Schaum is a fellow of the Society of Automotive Engineers and served as its President in 2007.
Thomas T. Stallkamp 2006	62	Mr. Stallkamp has been an Industrial Partner in Ripplewood Holdings LLC, a New York private equity group, since July 2004. From 2003 to 2004, he served as Chairman of MSX International, Inc., a global provider of technology-driven engineering, business and specialized staffing services, and from 2000 to 2003 he served as its Vice Chairman and Chief Executive Officer. From 1980 to 1999, Mr. Stallkamp held various positions with DaimlerChrysler Corporation and its predecessor Chrysler Corporation, the most recent of which were Vice Chairman and President. Mr. Stallkamp also serves as a director of Baxter International, Inc. and is non-executive co-chairman of Asaki Tec Corporation, an entity listed on the Tokyo Stock Exchange.

		Principal Occupation
Class II Directors	Age	and Directorships

Jere A. Drummond 1996	69	Mr. Drummond retired from the BellSouth Corporation on December 31, 2001. He served as Vice Chairman of the BellSouth Corporation from January 2000 until his retirement. He was President and Chief Executive Officer of BellSouth Communications Group, a provider of traditional telephone operations and products, from January 1998 until December 1999. He was President and Chief Executive Officer of BellSouth Telecommunications, Inc. from January 1995 until December 1997 and was elected a director of BellSouth Telecommunications, Inc. in 1993. He is also a director of AirTran Holdings, Inc. and SAIC, Inc.
Timothy M. Manganello 2002	59	Mr. Manganello has been Chairman of the Board since June 2003 and Chief Executive Officer of the Company since February 2003. He was also President and Chief Operating Officer from February 2002 until February 2003. He was Executive Vice President from June 2001 until February 2002. He was Vice President of the Company from February 1999 until June 2001 and President and General Manager of BorgWarner TorqTransfer Systems Inc. (“TorqTransfer Systems”) from February 1999 until February 2002. He was appointed a director of the Company in 2002. Mr. Manganello is also a director of Bemis Company, Inc. and he serves as the Board Chairman of the Federal Reserve Bank of Chicago, Detroit branch.
Ernest J. Novak, Jr. 2003	64	Mr. Novak retired as a Managing Partner from Ernst & Young in June 2003. He was a Managing Partner from 1986 until June 2003. Mr. Novak is also a director of A. Schulman, Inc. and FirstEnergy Corp.

		Principal Occupation
Class III Directors	Age	and Directorships

Robin J. Adams 2005	55	Mr. Adams has been Executive Vice President, Chief Financial Officer and Chief Administrative Officer since April 2004. He was Executive Vice President — Finance and Chief Financial Officer of American Axle & Manufacturing Holdings Inc. (“American Axle”) from July 1999 until April 2004. Prior to joining American Axle, he was Vice President and Treasurer and principal financial officer of BorgWarner Inc. from May 1993 until June 1999. Mr. Adams also is a member of the Supervisory Board of BERU AG.
David T. Brown 2004	60	Mr. Brown retired from Owens Corning on December 31, 2007. He was President and Chief Executive Officer of Owens Corning from April 2002 until his retirement. He was Executive Vice President and Chief Operating Officer from January 2001 to March 2002. He was Vice President of Owens Corning and President, Insulating Systems Business from January 1997 to December 2000. Mr. Brown is also a director of Franklin Electric Co., Inc.

		Principal Occupation
Class III Directors	Age	and Directorships

Dennis C. Cuneo 2009	59	Mr. Cuneo has been an attorney with Arent Fox LLP since November 2006. He was Senior Vice President of Toyota North America, Inc. from 2000 to 2006; Corporate Secretary and Chief Environmental Officer of Toyota Motor North America Inc. from 2004 to 2006, and Senior Vice President of Toyota Motor Manufacturing North America from 2001 to 2006. Mr. Cuneo was formerly Board Chairman of the Federal Reserve Bank of Cleveland, Cincinnati branch. Mr. Cuneo is also a director of AK Steel Holding Corporation.

No director nominee, director or executive officer is related to any other director nominee, director or executive officer (or to any director or executive officer of any of the Company’s subsidiaries) by blood, marriage or adoption. There are no arrangements or understandings between any nominee or any of our directors or executive officers or any other person pursuant to which that nominee or director or executive officer was nominated or elected as a director of the Company or any of its subsidiaries. No director or executive officer of the Company is party to, or has any material interests in, any material legal proceedings that are adverse to the Company or its subsidiaries.

Board of Directors and Its Committees

The Board of Directors held four regular meetings during 2008. All of the directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served. The Company’s Corporate Governance Guidelines set forth the Company’s policy that directors should use their best efforts to attend the Company’s annual meeting of stockholders. All directors serving at the time of the 2008 Annual Meeting of Stockholders attended the meeting.

The Board of Directors has a standing Compensation Committee, Audit Committee, Corporate Governance Committee and Executive Committee. The charters for each of our Board committees can be accessed on the Company’s website at www.borgwarner.com.

The Board has determined that all Board members meet the independence requirements of the New York Stock Exchange (“NYSE”), with the exception of Mr. Manganello, our Chairman and Chief Executive Officer, and Mr. Adams, our Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Under the Company’s Corporate Governance Guidelines, a director will not be considered independent unless the Board determines that such director has no direct or indirect material relationship with the Company. In addition, the Company’s Corporate Governance Guidelines provide, among other things, that:

•	a director who is an employee, or whose immediate family member is an executive officer, of the Company is not “independent” until three years after the end of such employment relationship.

•	a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•	a director who is affiliated with or employed by, or whose immediate family member is a current partner of the internal or external auditor of the Company, is a current employee of such a firm and personally works on the Company’s audit or was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit at that time, is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

•	a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee, is not “independent” until three years after the end of such service or the employment relationship.

•	a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

•	a director who is not considered independent by relevant statute or regulation is not “independent.”

Compensation Committee.  The current members of the Compensation Committee are Directors Drummond (Chairman), Bonanno, and Brown. The principal functions of the Compensation Committee include reviewing and approving chief executive officer appointments, and executive remuneration, and compensation plans, and supervising the administration of these plans. The Compensation Committee met five times during 2008.

Audit Committee.  The current members of the Audit Committee are Directors Novak (Chairman), Schaum and Stallkamp. The Audit Committee is charged with assisting the full Board in fulfilling the Board’s oversight responsibility with respect to the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee also has the responsibility for, among other things, selection and compensation of the independent registered public accounting firm, monitoring the independent registered public accounting firm’s qualifications, independence and work (including resolving any disagreements between the Company’s management and the independent registered public accounting firm regarding financial reporting), pre-approving all audit services to be performed by the independent registered public accounting firm, monitoring the performance of the Company’s internal audit function and reviewing on behalf of the Board the Company’s pension plans and risk management programs. The responsibilities of the Audit Committee are set forth in its charter, which is reviewed at least annually.

Each member of the Audit Committee meets the independence requirements set by the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Novak is a financial expert as defined by the rules and regulations of the Securities and Exchange Commission. None of the members of the Committee simultaneously serve on the audit committees of more than two other public companies. The Audit Committee met eight times during 2008.

Corporate Governance Committee.  The present members of the Corporate Governance Committee are Directors Michas (Chairman) and Drummond. The principal functions of the Corporate Governance Committee include making recommendations to the Board of Directors regarding: (i) Board composition and structure, (ii) corporate governance principles, including the nature, duties and powers of Board committees, (iii) term of office for members, (iv) qualified persons to be nominated for election or re-election as directors, (v) stockholders’ suggestions for board nominations, (vi) the emergency successor to the Chief Executive Officer, and (vii) any requests for waivers of application of the Company’s Code of Ethical Conduct and any related person transactions. The Corporate Governance Committee also establishes criteria for Board and committee membership, evaluates Company policies relating to the recruitment of directors and oversees the evaluation of the Board, its committees and management. The Corporate Governance Committee met four times during 2008.

The Corporate Governance Committee will consider nominees for the Board of Directors from a variety of sources, including current directors, management, retained third-party search firms, and stockholders.

Stockholders of record of the Company may recommend director candidates for inclusion by the Board in the slate of nominees which the Board recommends to stockholders for election. Appropriate biographical information and background material must be submitted to the “BorgWarner Inc. Corporate Governance Committee” c/o BorgWarner Inc. General Counsel, 3850 Hamlin Road, Auburn Hills, Michigan 48326 in a timely manner. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members. The General Counsel will review the information and provide to the Chairman of the Corporate Governance Committee

an assessment of the candidate’s independence, freedom from conflicts of interest and general suitability. If the Chairman of the Committee decides to submit the candidate to the entire Committee, each member will receive the candidate’s background information and will be afforded an opportunity to interview the candidate.

In considering whether to recommend to the full Board any candidate for inclusion in the Board’s slate of recommended director nominees, the Corporate Governance Committee will consider, among other things, the following factors:

•	the highest personal and professional ethics, integrity and values;

•	demonstrated business acumen, experience and ability to use sound judgment to contribute to effective oversight of the business and financial affairs of the Company;

•	ability to evaluate strategic options and risks and form independent opinions, stated constructively to contribute to guidance and direction of the Company;

•	active, objective and constructive participation at meetings of the Board and its committees, with flexibility in approaching problems;

•	open mindedness on policy issues and areas of activity affecting overall interests of the Company and its stockholders;

•	stature to represent the Company before the public, stockholders and various others who affect the Company;

•	involvement only in activities and interests that do not create a conflict with the director’s responsibilities to the Company and its stockholders;

•	willingness to objectively appraise management performance in the interest of the stockholders;

•	interest and availability of time to be involved with the Company and its employees over a sustained period;

•	ability to work well with others, with deep and wide perspective in dealing with people and situations, respect for the views of others;

•	a reasoned and balanced commitment to the social responsibilities of the Company;

•	contribution to the Board’s desired diversity and balance;

•	willingness of independent directors to limit public company board service to 4 or fewer boards (Any exceptions would require Corporate Governance Committee approval.);

•	willingness to tender, promptly following the annual meeting at which they are elected or re-elected as Director, an irrevocable resignation that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they face re-election and (ii) Board acceptance of such resignation; and

•	willingness to provide all information, including completion of a questionnaire, required by the Company’s Amended and Restated By-Laws.

The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. If the Corporate Governance Committee determines that a stockholder-nominated candidate is suitable and that the candidate should be recommended to the full Board, a quorum of the full Board must discuss whether to include the candidate in the slate of nominees which the Board recommends to stockholders for election and, if appropriate, adopt a resolution authorizing the inclusion.

The procedures by which security holders may recommend nominees have been amended since last year’s annual meeting. The Company’s By-Laws were amended to clarify that postponement or adjournment of an annual meeting does not create another opportunity for stockholders to make proposals or nominate candidates for director; to require that director nominees disclose all material monetary agreements between the nominating stockholder and the nominees; to require that director nominees (including the board’s nominees) complete a questionnaire regarding the nominee’s background, qualifications and conflicts of interest; and to require that stockholders proposing business disclose economic interests, including interest in the Company as a result of derivative instruments.

You may send communications to your Board of Directors and to individual directors. Such communications should be submitted in writing addressed to your Board of Directors or to one or more named individual directors in care of BorgWarner Inc., General Counsel, 3850 Hamlin Road, Auburn Hills, Michigan 48326. All such communications will be forwarded promptly to your Board of Directors or such named individual director.

Executive Committee.  The present members of the Executive Committee are Directors Drummond, Manganello and Michas. The Executive Committee is empowered to act for the full Board during intervals between Board meetings when telephonic meetings cannot reasonably be arranged, with the exception of certain matters that by law may not be delegated. The Executive Committee did not meet during 2008.

Executive Sessions.  The non-employee directors meet in executive sessions without the presence of any corporate officer or member of management in conjunction with regular meetings of the Board. Director Michas is the current presiding director. Interested parties can make concerns known directly to the non-management directors on-line at www.mysafeworkplace.com or by toll-free call to 1-800-461-9330.

REPORT OF THE BORGWARNER INC. AUDIT COMMITTEE

Management of your Company is responsible for the preparation, presentation and integrity of your Company’s financial statements and for the effectiveness of internal control over reporting. Management and the Company’s internal auditing department are responsible for maintaining its accounting and financial reporting principles and internal controls and procedures designed to maintain compliance with accounting standards and applicable laws and regulations. Deloitte & Touche LLP, was the independent registered public accounting firm for the Company in 2008 and was responsible for auditing your Company’s financial statements and internal controls over financial reporting, and expressing opinions on (1) the conformity of the financial statements with accounting principles, generally accepted in the United States of America and (2) the effectiveness of internal control over financial reporting. The Audit Committee is responsible for the appointment, oversight, compensation and retention of the independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP, the audited financial statements for the year ended December 31, 2008. The Audit Committee also has discussed with Deloitte & Touche LLP, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standard AU Section 380, “Communication with Audit Committees.” We have received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and have discussed with Deloitte & Touche LLP their independence. The Audit Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to the Company is compatible with their independence.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for their audit. The Audit Committee met with Deloitte & Touche LLP, with and without management present to discuss the results of their audits, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee provided guidance and oversight to the internal audit function, including the audit plan, and results of internal audit activity. The Director of Internal Audit has direct access to the Committee to discuss any matters desired, and the Director of Internal Audit presented an update of internal audit activity at each Committee meeting.

The members of the Audit Committee are not full-time employees of your Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee that are described above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. It also recommended to the Board that, subject to stockholder ratification, PriceWaterhouseCoopers LLP be appointed as the independent registered public accounting firm for the Company for 2009.

BORGWARNER INC. AUDIT COMMITTEE

Ernest J. Novak, Chairman
Thomas T. Stallkamp           Richard O. Schaum

The Audit Committee Report does not constitute soliciting material. It is not considered filed by us and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 17, 2009, certain information regarding beneficial ownership of common stock by those persons and entities that are known to the Company as beneficially owning more than five percent of the Company’s common stock.

	Number of	Percent of
Name and Address of Beneficial Owner	Shares	Class

UBS AG	12,860,596(a)	11.1%
Bahnhofstrasse
45, PO Box CH-8021
Zurich, Switzerland
Artisan Partners Limited Partnership	7,235,190(b)	6.3%
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
TransAmerica Investment Management, LLC.	6,112,585(c)	5.3%
11111 Santa Monica Boulevard, Ste 820
Los Angeles, CA 90025

(a)	Pursuant to a Schedule 13G dated February 7, 2009 on behalf of UBS AG indicating that it had sole voting power for 11,347,627 shares and shared dispositive power for 12,860,596 shares.

(b)	Pursuant to a Schedule 13G dated February 13, 2009 on behalf of ZFIC, Inc., Artisan Investment Corporation, Andrew A. Ziegler and Carlene M. Ziegler indicating that it had sole voting power for 6,908,300 shares and shared dispositive power for 7,235,190 shares.

(c)	Pursuant to a Schedule 13G dated December 31, 2008 indicating that it had sole voting power for 6,015,960 shares, shared voting power for 304 shares, and sole dispositive power for 6,112,585 shares.

The following table sets forth, as of March 2, 2009, certain information regarding the beneficial ownership of common stock by each person who was a director of the Company at December 31, 2008, each nominee for election as a director, each executive officer named in the Summary Compensation Table, and the directors and executive officers of the Company as a group.

	Amount and Nature		Percent of
Name of Beneficial Owner(a)	of Stock Ownership(b)(c)		Class

Timothy M. Manganello	687,844	(d)	*
Robin J. Adams	291,740		*
Bernd Matthes	102,182		*
Alfred Weber	113,233		*
Roger J. Wood	197,701		*
Phyllis O. Bonanno	33,054		*
David T. Brown	10,890		*
Dennis C. Cuneo(e)
Jere A. Drummond	38,956		*
Alexis P. Michas	183,640		*
Ernest J. Novak, Jr.	21,356		*
Richard O. Schaum	8,194		*
Thomas T. Stallkamp	7,800		*
All directors and executive officers of the Company (20 persons)	2,098,069		1.8%

*	Represents less than one percent.

(a)	For purposes of the above table, the address for each named person is 3850 Hamlin Road, Auburn Hills, Michigan 48326.

(b)	Includes the following number of shares issuable upon the exercise of options within the next 60 days: 137,656 for Mr. Adams; 24,000 for Ms. Bonanno; 24,000 for Mr. Drummond; 281,860 for Mr. Manganello; 43,190 for Dr. Matthes; 24,000 for Mr. Michas; 8,000 for Mr. Novak; 38,800 for Mr. Weber; 76,948 for Mr. Wood; and 803,246 for all directors and executive officers of the Company.

(c)	Includes all shares with respect to which each officer or director directly, or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares.

(d)	Excludes restricted stock units granted to Mr. Manganello under the August 3, 2007 Recognition and Retention Grant.

(e)	Mr. Cuneo is a newly appointed director and is the nominee for Class III director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10 percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s common stock. Such officers, directors and persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file with the SEC.

Based solely on a review of the copies of such forms that were received by the Company, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that all filing requirements applicable to its directors, executive officers and greater than 10 percent stockholders were complied with during 2008.

Code of Ethics

The Company has long maintained a Code of Ethical Conduct which is applicable to all directors, officers and employees of the Company. In addition, the Company has adopted a Code of Ethics for CEO and Senior Financial Officers which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Treasurer and Controller. Each of these codes is posted on the Company’s website at www.borgwarner.com.

COMPENSATION DISCUSSION AND ANALYSIS

General

The unprecedented economic events of 2008 have impacted our business and our executive compensation. While the first half of the year produced record high sales and earnings for the Company, the dramatic decline in the automotive industry in the second half of the year, especially in the fourth quarter, prompted further review of executive compensation for 2009. This analysis captures both decisions made in late 2007 for the 2008 fiscal year reflecting the growth of that period, as well as actions taken late in 2008 and early 2009 based on the economic decline of that period such as salary reductions for officers and modified performance measures in the short term incentive plan for 2009. These 2009 considerations are addressed within the subsequent sections to which they relate. As part of this review, our Compensation Committee also reaffirmed our underlying executive compensation objectives, namely:

•	to attract and retain the best possible global executive talent,

•	to motivate our executives to achieve goals that support the Company’s business strategy (including growth and the creation of long term value),

•	to link executives’ and stockholders’ interests through equity-based plans, and

•	to provide a compensation package that reflects individual performance as well as overall business results.

To achieve these objectives, our Compensation Committee has implemented and maintains compensation plans and programs that tie a substantial portion of our executives’ overall compensation to our financial performance, our common stock price, and the achievement of total stockholder return as compared to our industry. Overall, the intention is to set compensation targets slightly above the median competitive levels of comparable companies in the automotive, transportation and general industry sectors (as described further in the Compensation Benchmarking section) and reward for above median performance. Targets are set above the median to motivate exceptional performance.

The primary components of our 2008 compensation program are base salary, annual bonus plan, performance shares and restricted stock. Generally, we set base salary at the market median, which we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and a satisfactory level of contribution to our overall business goals. We use annual cash incentives in order to reward our executives for meeting annual objectives of our long-range plan. We use long term equity incentives to reward long-term performance (over a time horizon of three or more years) thus linking our executives’ interests with that of stockholders by maximizing long-term stockholder value. We determine the appropriate level for each compensation component for each executive based in part, but not exclusively, on competitive benchmarking. Other factors that affect these decisions include our recruiting and retention goals, our view of internal equity and consistency (e.g., size and complexity of business managed, scope and influence of role), and other considerations we deem relevant, such as rewarding superior performance, experience, time in position and potential.

Our Compensation Committee performs a strategic review of our executive officers’ compensation at least annually. During this review, our Compensation Committee evaluates our compensation philosophy and objectives to ensure that they continue to reflect our philosophy of paying for performance, our business objectives, competitive realities and our Board’s determination of the best interests of stockholders. Our Compensation Committee then determines whether our compensation programs are meeting these objectives, providing adequate incentives and motivation to our executive officers and adequately compensating our executive officers relative to comparable officers in other companies with which we compete for executives. Also as part of this strategic review for 2008, our Compensation Committee determined the compensation of our 18 corporate officers including our Chief Executive Officer, our Chief Financial Officer and the three other officers whose compensation is detailed in the Summary Compensation Table on page 21 (the “Named Executive Officers”). For compensation decisions, including decisions regarding the grant of equity compensation, relating to executive officers other than our Chief Executive Officer, our Compensation Committee considers recommendations from our Chief Executive Officer. At the request of the Compensation Committee, materials for Committee meetings are prepared by our Vice President, Human Resources, with assistance from the compensation consultant engaged by the Committee, Hewitt Associates, LLC (the “Compensation Consultant”) in 2008. Our Compensation Committee’s strategic review for the 2008 plan year occurred in October 2007 and its strategic review for the 2009 plan year occurred in October 2008 (in each instance in an extended session). The Committee consulted with our Chief Executive Officer during this session regarding the compensation of our 17 other corporate officers.

Compensation Benchmarking

Our Compensation Committee believes that benchmarking is a useful tool because it is a reflection of the market in which we compete for talent and provides credibility for our compensation programs with both our employees and our stockholders. However, benchmarking is not the only criterion used in compensation decisions. Other factors such as internal equity, individual and business performance, and the degree of alignment between job duties of the incumbent with the benchmark job description are also considered. For example, in instances where an executive officer is uniquely key to our success, our Compensation Committee may provide compensation in excess of these benchmarks.

As part of our compensation benchmarking, each year our Compensation Committee engages an outside consultant, Hewitt Associates, LLC in 2008, to compare the total compensation levels (including base salary, annual bonus, and long-term incentives) for our executive officers to the compensation practices of a comparator group with whom we compete for talent. Our Compensation Committee has established that the comparator group (“Comparator Group”) used for benchmarking executive officer compensation should include companies with revenues between approximately $1.5 billion and $15 billion in the automotive, transportation and general industrial sectors, with general industrial companies comprising no more than 25% of the total group. The group used for establishing 2008 compensation levels consisted of the following thirty companies:

AMSTED Industries, Inc.	Fleetwood Enterprises, Inc.	Praxair Inc.
BAE Systems, Inc.	Freightliner LLC	Robert Bosch Corporation
Ball Corporation	Harley-Davidson Motor Co.	The Sherwin-Williams Co.
Brunswick Corporation	Illinois Tool Works Inc.	SPS Technologies Inc.
Cummins Inc.	Intl Truck and Engine Corp.	The Timken Company
Dana Corporation	ITT Industries, Inc.	TRW Automotive Inc.
Denso Intl America, Inc.	Kennametal Inc.	Valmont Industries Inc.
Donaldson Company Inc.	Metaldyne Corporation	Worthington Industries Inc.
Dover Corporation	PACCAR Inc.
Eastman Chemical Co.	Parker Hannifin Corporation
Eaton Corporation	Polaris Industries Inc.

Due to the differences in size among the comparator companies, a form of analysis known as regression was used in order to normalize the survey results for the size of our Company.

Generally, our executive compensation program comprises base salary at the 50th percentile of the Comparator Group, annual target bonus at the 65th percentile of the Comparator Group, and long-term target incentives at the 65th percentile of the Comparator Group. We believe that these percentiles reflect consideration of our stockholders’ interests in paying what is necessary, but not significantly more than necessary, to achieve our corporate goals. We also believe that these percentiles provide for a competitive level of base compensation at the midpoint of the market and place a higher level of compensation potential (65th percentile) on direct performance-based components (bonus and long-term incentives). Further, the achievement of a target level long-term incentive payout under the performance share grants is predicated on our Total Shareholder Return (TSR) over a three year period being at the 65th percentile of our peers. See pages 17 and 18 for an overview of this plan.

Components of Compensation

The key elements of our executive compensation program are base salary, short-term (annual) incentives and long-term incentives. We strive to have each compensation element complement the others and reward the achievement of short-term and long-term objectives. In 2008, the primary short-tem incentive vehicle used was the Management Incentive Plan, and the primary long-term incentive vehicles used were performance shares and restricted stock. However, in order to keep our compensation programs in alignment with our compensation objectives and our strategic business goals, and to meet changing economic conditions and competitive challenges and pressures, we maintain flexibility in the use of these plans and vehicles. Additionally, a limited number of executive benefits and perquisites are used based on competitive practices and to provide a connection to our industry, such as providing leased vehicles with BorgWarner component content to our executives.

Base Salary

Base salaries for our executives are established based on the scope of the executive’s responsibilities, time in position and potential, taking into account competitive market compensation paid by other companies for similar positions and internal equity. Base salaries are reviewed annually, and adjusted as appropriate to realign salaries with market levels after taking into account individual responsibilities, individual and business unit performance, and experience.

In 2007, base salaries were frozen due to competitive pressures in the North American automotive industry, thus causing base salaries to fall significantly behind the competitive market. Based on its review of the compensation data described above in October 2007 for the 2008 plan year, our Compensation Committee determined that, relative to the Comparator Group, base salary increases were warranted for our Named Executive Officers in accordance with our stated philosophy to target the median of the competitive market, to reward strong performance, and to motivate continued strong performance.

Based on its review of the 2009 base salaries for our Named Executive Officers in October 2008, our Compensation Committee determined that base salary increases for 2009 were warranted at that time. However in January 2009, in consultation with our Compensation Committee, our officers recommended and implemented a salary decrease of 10% from the 2008 base salary for an indefinite period to contribute to the Company’s cost reduction efforts. A further decrease of 5% from the 2008 base salary was implemented effective March 16, 2009.

Short-Term Incentives

The Management Incentive Plan (“MIP”) has traditionally been our cash-based, annual incentive plan for executives. The primary purposes of the MIP are: (i) to focus key managers on creating economic value (“EV”) for the Company; (ii) to reinforce teamwork and collaboration among key managers of the Company by measuring the management team at each business unit by the business results they achieve together; (iii) to deliver competitive awards for key managers when economic value objectives are achieved or surpassed; and (iv) to attract and retain key managers by enabling participants in the MIP to share in the success of the Company. As a result, we have chosen to use EV as our performance measure because we consider EV to be the foundation on which we operate and a very dynamic measure of how well we turn investment into profit. It is based on the concept that a business can be financially strong in the long run only if it consistently earns enough to cover its operating cost and, at the same time, produces enough additional earnings to cover its cost of capital or pay interest on debt and provide the required return to its stockholders. We consider any amount that exceeds these requirements to truly be additional economic value.

The formula used in the MIP is as follows: EV = After-Tax Operating Income minus (Average Operating Investment x Cost of Capital). We define “After-Tax Operating Income” as income prior to interest and finance charges net of income taxes calculated at a fixed composite statutory rate. We define “Average Operating Investment” for each business unit as the sum of the assets employed in the business less operating liabilities such as accounts payable, accruals, and long-term liabilities other than debt. We define “Average Operating

Investment” for the Company to be the sum of debt, minority interest, and stockholders equity less cash and cash equivalents and 1987 leveraged buy-out (“LBO”) related goodwill. We define “Cost of Capital” as the rate of return on capital invested required to compensate debt and equity investors.

Actual performance under our MIP is measured annually from January 1 to December 31. Our Compensation Committee determines any earned MIP bonuses for any given fiscal year after review of the actual performance in relation to pre-established targets for that fiscal year. Ordinarily, bonuses are paid in a single installment in the first quarter following the completion of a given fiscal year. Although annual bonuses currently depend primarily on the achievement of EV objectives, our Compensation Committee may adjust bonus measures and awards based on other financial or non-financial measures that it believes will benefit long-term stockholder value.

We expect each of our business units to increase its economic value each year in order to receive above threshold levels of payout. Accordingly, a range of performance expectations (Threshold, Target and Maximum) is set by management and approved by our Compensation Committee, three years at a time, for our Company and each of our business units. At the time the performance expectations are set, there is substantial uncertainty as to whether they will be met. Generally, the Threshold for each of the three years is set at a level that is greater than or equal to the EV achieved in the last year of the preceding three year period. In each of the second and third years of the three-year cycle, the Threshold value remains constant and the Target and Maximum values are adjusted upward each year by a percentage of the operating investment (“OI”) at the beginning of the three year cycle.

Because 2007 was the last year of a 3-year cycle of MIP, our Compensation Committee and management undertook a study in mid-2007 with the assistance of the Compensation Consultant to reassess the MIP design with regard to its relevance to current market practice and projections of the business environment for the 2008 — 2010 cycle. Subsequently, based on typical plan design features as compared with other companies, our Compensation Committee determined that for the 2008-2010 cycle the following EV-based performance objectives represent realistic stretch goals that are calibrated to motivate continued excellent performance and delivery of stockholder value. This plan also addresses overall competitiveness critical to attraction and retention of talent.

2008 — 2010 Cycle EV Levels

	2008	2009	2010

Threshold	Base EV	Base EV	Base EV
Target	Base + 0.5% of OI	Base + 1% of OI	Base + 1.5% of OI
Maximum	Base + 1% of OI	Base + 2% of OI	Base + 3% of OI

Because the performance objectives under our MIP are determined three years at a time rather than annually, our MIP is a very challenging plan for our executives and forces our key managers to find ways to generate and sustain economic growth over an extended period. Over the last ten years, results at or above target have been achieved just over half of the time.

In order to encourage a longer-term perspective in decision-making while continuing to reward participants for the achievement of annual goals, our MIP includes a “Carryover Bonus” feature that allows participants to earn, over the following two-year period, any MIP bonus opportunity (up to specified maximum limits) that was not attained during the current plan year. Thus, if the Maximum bonus opportunity is not earned in a given year, then the amount of the shortfall can be earned over the next two years (50% each year) by achieving results each year which are higher than the prior year. However, no Carryover Bonus from a prior year is earned if the Threshold level of performance for the current year is not achieved. For example, if an individual was part of a unit which achieved results at Threshold in year one, that individual would carry over the lost dollar opportunity between Threshold and Maximum into years two and three (50% each year). If in year two that individual’s unit achieved Maximum results, he would be paid 50% of that lost opportunity from year one. If in the subsequent year three, his unit’s performance was below Threshold, he would lose the other 50% of the original carryover from year one. Because the carryover opportunity is available in addition to the basic bonus opportunity for the next two years, in a given year, the Carryover Bonus from prior years may increase the annual bonus opportunity of the executive officers above the regular target levels.

Based on our compensation philosophy, in November 2007, for the 2008 plan year, our Compensation Committee approved Target bonus opportunities ranging from 85% to 130% of base salary for our Named Executive Officers. (See Grants of Plan-Based Awards table on page 23). Our Named Executive Officers receive 50% of the Target opportunity for achieving Threshold performance and 200% of the Target opportunity for achieving Maximum performance or above. Results in between these levels are interpolated. In November 2008, our Compensation Committee approved the Target bonus opportunities for our executive officers for 2009. These Target bonus opportunities range from 90% to 130% of base salary for our Named Executive Officers. “Base salary” for purposes of the 2009 bonus will be defined as the salary in effect immediately prior to the 10% reduction described on page 14 above. The Target bonus opportunities reflect the approximated 65th percentile of annual bonus levels for similar positions in the Comparator Group. The final bonus amounts paid, if any, are determined by our Compensation Committee based on achievement of the performance measures.

The bonus opportunity for each officer is further defined by unit, group and corporate results as applicable. The Compensation Committee’s objective for the Presidents is to assign the largest percentage of the bonus opportunity to the individual business unit for which the executive has responsibility, while also promoting collaboration within and between business groups.

For our Named Executive Officers, the 2008 bonus opportunities were allocated as follows:

	BorgWarner Inc.	Business Group	Business Unit

T. Manganello, CEO	100%
R. Adams, CFO	100%
R. Wood, President, Turbo/Emissions	25%	15%	60%
A. Weber, President, Morse TEC/Thermal	25%	15%	60%
B. Matthes, President, Transmission Systems	25%	15%	60%

In February 2009, our Compensation Committee determined that, for purposes of our MIP, during the 2008 plan year, the Company did not meet the Threshold level of economic value required under the plan, which resulted in no payouts for the BorgWarner Inc. component. Only one business unit, Turbo and Emissions Systems, received a payout for the year, achieving Maximum performance. A portion of the bonus payment for Mr. Wood included carryover. For details of this amount see the Summary Compensation Table on page 21.

For the 2009 plan year, in order to better align our compensation goals with our strategic business goals during the current economic crisis, our Compensation Committee has determined to focus our management team on the two key components of the economic value formula that are expected to be of greater importance to our success: cash flow and relative profitability (change in operating earnings over change in sales). This is expected to shift the balance from a greater emphasis on operating income in the current formula to a more equal balance between operating income and net operating cash flow. The Compensation Committee may also consider other short term incentives to facilitate the achievement of our strategic business goals in the face of unprecedented economic challenges.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that rewards our executives for the maximization of long-term stockholder value. Our long-term incentive plans have been established and operated to provide certain of our employees, including our executive officers, with appropriate incentives to help align their interests with the interests of our stockholders. Furthermore, our stock compensation plans have provided a method for our executive officers to acquire equity interests in our Company and comply with our stock ownership guidelines.

SIP.  All long-term incentive grants awarded in 2008 (performance shares and restricted stock) were awarded under the BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan (the “SIP”). Although the SIP provides for the use of a variety of equity-related vehicles, our Compensation Committee determined in 2008 to rely primarily on grants of restricted stock and performance shares in order to motivate and reward executives for growth in total stockholder return as compared to our industry (in the case of performance shares) and officer retention and growth in the Company’s stock price (in the case of restricted stock and performance shares).

As discussed above, the target awards (in dollars) for our executives are based on the 65th percentile market value that reflects the responsibility of each Named Executive Officer, with grant sizes (in shares) based on a valuation methodology calculated by the Compensation Consultant. This methodology is the same one used by the Compensation Consultant in its market study to value equity compensation consistently between companies. Based on its review of the market data described above, our Compensation Committee approved grants in 2008 that were substantially at this target market value for our Named Executive Officers.

In 2008, two-thirds of total value of the target long-term incentive opportunity was delivered through performance shares and one-third of total value was delivered through restricted stock. Due to the significant challenges in the automotive industry, our Compensation Committee determined to place the greater emphasis on performance shares because of its belief that this long-term incentive vehicle provides a more direct comparison of our performance to the performance of our peers within our industry, while firmly aligning our executives’ interests with the interests of our stockholders. See further discussion of the performance shares below.

In February 2008, performance shares were granted to our Named Executive Officers to coincide with the beginning of the three-year performance period. Restricted stock was also granted at that time.

Performance Shares.  Annual grants of performance shares are designed to provide competitive payouts at the end of a three-year period relative to how well we perform against a peer group of companies (the “Peer Group Companies”) in terms of TSR. A listing of the Peer Group Companies (for the 2006 — 2008 grants) can be found on page 23. Our Board of Directors reserves the right to modify the list at any time in order to ensure that the peer group remains relevant as a measure for TSR performance. When granted, each performance share represents one share of common stock. In order for participants to earn a target award, the performance of our common stock must be at the 65th percentile of the TSR performance over a three-year period when compared to the Peer Group Companies. The value of the payout at the end of the three-year performance period is based on both the TSR performance and the stock price at the end of the period. This provides an additional link to stockholder value.

A new performance period begins each January 1 and ends three years later on December 31. As a result, up to three performance periods may overlap in a given year.

The target award is determined at the beginning of the performance period. The award is expressed in terms of performance shares. Our Compensation Committee established a convention in February 2007 for determining the stock price to be used for converting the target dollar amount to a specific number of shares. This was established in order to provide consistency in the method of determining the stock price to be used from year to year. The convention uses the average closing price of the Company’s common stock for the last five (5) trading days of the year preceding the date of grant, which coincides with the end of the prior performance period. The actual shares awarded for 2008 are detailed on page 23 in the Grants of Plan-Based Awards table. The final value of each performance share will be determined only after the close of the performance period. There is no annual vesting of the target awards under this plan.

For grants made in 2006, 2007 and 2008, the actual number of performance shares earned at the time of payout ranges from 0% to a maximum of 175% of target, depending on our TSR performance at the end of the three-year period relative to the percentile distribution of TSR performance for the other companies in the peer group.

Performance Share TSR Performance/Payout Table

BorgWarner TSR Percentile to Peer Group	Percent of Target Number of Performance Shares Earned

Below 25th percentile	0.000%
25th percentile	25.000%
35th percentile	43.750%
50th percentile	71.875%
65th percentile	100.000%
75th percentile	130.000%
90th percentile	175.000%

Interpolation is used to determine the percent of performance shares when our percentile rank does not fall directly on one of the ranks listed in the above. In October 2008, based on competitive market data, our Compensation Committee determined that the 2009 grant would have a maximum payout of 200% of target for 90th percentile performance and above.

Payment of earned performance shares is made in a combination of stock and cash in order to facilitate ownership of our common stock by our executives. Under current practice, sixty percent of the earned performance shares are converted to our common stock. The shares of stock are typically delivered shortly after our Compensation Committee certifies the results, which occurs during the first quarter after the three-year cycle has ended. Also under current practice, forty percent of the award is paid in cash since the full amount of the award is subject to income tax in the year in which it is received. The cash portion is based on the fair market value (average of the high and low sales price) of our stock on the date of delivery.

Due to the volatility of the industry and the dramatic decline in market capitalization of our Peer Group Companies, our Compensation Committee determined that for the February 2009 performance share grant (encompassing the 2009 — 2011 performance period), the Company’s TSR will be compared to the market cap weighted average TSR of the Peer Group Companies. This approach takes into account the relative size of the Peer Group Companies.

Restricted Stock.  The role of restricted stock in the overall executive compensation package serves multiple purposes. It is a retention tool and it incents and rewards executives for improving the long term stock value to stockholders. In 2008, the restricted stock was granted in February at the same time as the performance shares. Restrictions on one-half of the shares granted lapse on the second anniversary of the grant and the restrictions on the remainder of the grant will lapse on the third anniversary of the grant if the recipient is still employed by the Company.

Executive Benefits and Perquisites

General.  Our Named Executive Officers are eligible to participate in all of our employee benefit plans (such as medical, dental and vision care plans; flexible spending accounts for healthcare; life, accidental death and dismemberment and disability insurance; employee assistance programs (confidential counseling); a defined contribution retirement plan including a 401(k) feature; and paid time off), in each case on the same basis as our other employees. The retirement plans described below are provided to executives in order to permit them to accumulate funds for retirement and to provide a competitive retirement package as compared to other companies. Additionally, as described below, a limited number of executive perquisites are used, also based on competitive practices. Our Compensation Committee in its discretion may revise, amend or add to an officer’s executive benefits and perquisites if it deems it advisable. We believe that the benefits and perquisites we provide our executives are currently at or below median competitive levels for comparable companies.

The additional executive perquisites available to our Named Executive Officers include a company-leased vehicle, financial counseling, and limited personal use of corporate aircraft (we do not encourage personal use but recognize that at times it is appropriate). Each of our Named Executive Officers is eligible for a new vehicle at the earlier of 60,000 miles or three years. In addition to the cost of the lease, we pay for the cost of insurance, vehicle license, taxes, and maintenance. Financial counseling and annual income tax preparation services are provided to our Named Executive Officers through a third-party service to allow Named Executive Officers to better focus on meeting the considerable demands of their positions.

Other executive benefits available to our Named Executive Officers in 2008 included the BorgWarner Inc. Retirement Savings Excess Benefit Plan (“Excess Plan”) and the BorgWarner Inc. 2004 Deferred Compensation Plan (“Deferred Compensation Plan”). All of our Named Executive Officers received Company contributions under the Excess Plan in 2008. None of our Named Executive Officers made deferrals into the Deferred Compensation Plan in 2008. Mr. Wood has an account balance in the Deferred Compensation Plan from deferrals made prior to his appointment as an officer of the Company. See further descriptions of these plans on pages 27 and 28 under the Non-Qualified Deferred Compensation section. Due to significant restrictions placed on deferred compensation by IRC Section 409A (“Section 409A”) and the low participation rates in our plan, management recommended and our

Board approved, freezing the Deferred Compensation Plan as of December 31, 2008. Current balances will remain in the plan, but no future deferral elections will be allowed.

Pension Benefits.  Except as described below on page 26, none of our Named Executive Officers participate in or have account balances in any of the qualified or non-qualified defined benefit pension plans sponsored by us.

Potential Payments Upon Termination or Change of Control

Change of Control Employment Agreements.  We have entered into Change of Control Employment Agreements (the “Change of Control Agreements”) with each of our Named Executive Officers. In establishing the Change of Control Agreements, our Board of Directors determined that it is in the best interests of the Company and its stockholders (i) to assure that we will have the continued dedication of our Named Executive Officers in the event of the threat or occurrence of a Change of Control, and (ii) to diminish the inevitable distraction of our Named Executive Officers by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control by agreeing to provide two to three years of compensation (depending on position) if the executive’s employment is terminated as a result of a Change of Control. See pages 29 and 30 for further details of the Change of Control Agreements for our Named Executive Officers. These agreements were amended and restated in December 2008 in order to bring them into compliance with Section 409A and to make certain other administrative corrections.

Severance Benefits.  Each of our Named Executive Officers is eligible for severance benefits under the BorgWarner Inc. Transitional Income Plan (“TIP”). The TIP was established to provide some financial protection to all U.S. salaried employees in the event that their employment is terminated for reasons beyond their control. The TIP benefit includes a lump sum payment that is based on salary level and length of service with us (with a maximum benefit of twenty-six weeks of base salary, adjusted for unemployment benefits) and medical coverage.

Stock Ownership Guidelines

In order to promote equity ownership and further align the interests of our management and our stockholders, we have established stock ownership guidelines that request our executives to hold a significant and sustained long-term personal financial interest in the Company. Our stock ownership guidelines, which apply to all of our officers including our Named Executive Officers, request that our officers own and continuously hold a minimum level of stock as long as we employ them. The levels of requested stock ownership for our Named Executive Officers are as follows:

Position	Stock Ownership Guideline

CEO	Three times average salary plus bonus for prior three years
CFO and Presidents	Two times average salary plus bonus for prior three years

Each of our Named Executive Officers is expected to fulfill this goal within five years of his or her appointment as an officer. Moreover, enough stock must be secured during each of the first five years to demonstrate progress toward fulfilling the goal by year five. Our Compensation Committee reviews the ownership level for our Chief Executive Officer and all other persons covered under this guideline each year. Our Board of Directors reserves the right to determine what action will be taken if a covered individual does not meet the requested ownership guidelines. All of our Named Executive Officers met the requested stock ownership guidelines in 2008.

Our Insider Trading and Confidentiality Policy prohibits our directors and employees from engaging in any transaction involving a put, call or other option on BorgWarner securities and from selling any BorgWarner securities he or she does not own (i.e., “selling short”).

Deductibility of Compensation

Section 162(m) of the U.S. Internal Revenue Code generally limits to $1 million the U.S. federal deductibility of compensation paid in one year to certain “covered employees” of a publicly held corporation (generally, our Chief Executive Officer, Chief Financial Officer and our next three most highly compensated executive officers in the year that the compensation is paid). However, performance-based compensation generally is not subject to the limits on deductibility so long as it meets certain requirements. Our compensation plans are generally designed so that our incentive compensation determined thereunder qualifies as performance-based compensation within the meaning of Section 162(m).

Our Compensation Committee, which is comprised solely of “outside directors” for purposes of Section 162(m), strives to provide our Named Executive Officers with compensation programs that will preserve the tax deductibility of compensation paid for the Company, to the extent reasonably practicable and to the extent consistent with our other compensation objectives and with our strategic business goals. However, our Compensation Committee believes that stockholder interests are best served by compensation programs that attract, retain and reward the executive talent necessary for our success. Accordingly, the Committee has discretion and flexibility in structuring our compensation programs, and, in any year, may authorize compensation that is not fully deductible under Section 162(m) if it believes such compensation will enable us to better achieve our compensation objectives and strategic business goals and promote the interests of our stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Jere A. Drummond, Chairman
Phyllis O. Bonanno
David T. Brown

The Compensation Committee Report does not constitute soliciting material. It is not considered filed by us and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

Compensation Committee Interlocks and Insider Participation

During our last completed fiscal year, the voting members of our Compensation Committee were Jere A. Drummond, Chairman, Phyllis O. Bonanno and David T. Brown. None of these persons was an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries during such fiscal year. None of these persons has any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee or the Company’s Board of Directors. No executive officer of the Company served as a director of another entity, or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of such other entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Named Executive Officers during 2008:

							Change in
							Pension
							Value and
							Non-Qualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principle		Salary	Bonus	Awards (1)	Awards (2)	Compensation (3)	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Timothy M. Manganello	2008	1,100,000	—	5,836,306	850,939	—	—	534,372	8,321,617
Chairman and CEO	2007	900,000	—	6,296,024	1,030,051	2,666,782	—	237,695	11,130,552
	2006	900,000	—	315,529	494,516	624,118	—	293,431	2,627,594
Robin J. Adams	2008	565,000	—	669,820	307,765	—	—	241,630	1,784,215
VP, CFO and CAO	2007	466,000	—	1,644,501	445,985	1,061,342	—	111,776	3,729,604
	2006	466,000	—	167,811	295,042	215,686	—	150,336	1,294,875
Roger J. Wood	2008	480,000	—	467,710	202,425	522,447	—	200,439	1,873,021
President and GM,	2007	395,000	—	1,271,210	254,809	709,924	—	158,982	2,789,925
Turbo & Emission	2006	395,000	—	117,169	123,333	329,835	—	249,738	1,215,075
Systems
Bernd W. Matthes(4)(5)	2008	405,000	—	361,407	150,953	—	—	162,825	1,080,185
President and GM,	2007	365,000	—	1,032,589	198,144	326,478	—	321,672	2,243,883
Transmission Systems	2006	—	—	—	—	—	—	—	—
Alfred Weber(4)(5)	2008	405,000	—	383,654	168,159	—	—	137,605	1,094,418
President and GM, MT /	2007	375,000	—	1,136,380	180,763	292,427	—	183,691	2,168,261
Thermal Systems	2006	375,000	—	117,169	66,278	202,655	3,598	276,508	1,041,208

(1)	The values in column (e) reported for 2008 include the 2008 compensation expense for the 2006, 2007, and 2008 performance share awards, the 2008 compensation expense for the 2008 restricted stock award and the 2008 compensation expense of the August 3, 2007 Recognition and Retention Grant to Mr. Manganello, which was disclosed in an 8-K filing on August 7, 2007. Assumptions used in the calculations of these amounts can be found in Note 13 of the Company’s audited financial statements for the fiscal year ended December 31, 2008, which are included in the Company’s Annual Report filed with the Securities and Exchange Commission.

The values reported for 2007 include the 2007 compensation expense of the 2005, 2006, and 2007 performance share awards plus the 2007 compensation expense for the August 7, 2007 Recognition and Retention Grant to Mr. Manganello. The values reported for 2006 include the compensation expense for the 2004 Executive Stock Performance Plan (ESPP) award and both the 2005 and 2006 performance share awards. The last payment under the ESPP was made in 2007 for the performance period ending in 2006.

(2)	The values in column (f) reported for 2008 include the 2008 compensation expense of the 2005, 2006, 2007 Stock Option awards, excluding forfeitures. Assumptions used in the calculations of these amounts can be found in Note 13 of the Company’s audited financial statements for the fiscal year ended December 31, 2008, which is included in the Company’s Annual Report filed with the Securities and Exchange Commission.

The values reported for 2007 include the compensation expense of the 2004, 2005, 2006, 2007 Stock Option awards, excluding forfeitures.

The values reported for 2006 include the compensation expense of the 2004, 2005, 2006 Stock Option awards, excluding forfeitures

(3)	The values in column (g) reflect payments made under the Management Incentive Plan (MIP), including Carryover Bonus payments. The 2008 plan year payout, paid in February 2009 includes a Carryover Bonus payment of $32,847 for Mr. Wood. The 2007 plan year payout under the MIP included Carryover Bonus payments of $691,606 for Mr. Manganello, $243,180 for Mr. Adams, $95,801 for Mr. Wood, $80,424 for Dr. Matthes, and $60,023 for Mr. Weber. The 2006 plan year payout under the MIP included Carryover Bonus payments of $2,582 for Mr. Manganello, $1,141 for Mr. Adams, $713 for Mr. Wood, and $22,190 for Mr. Weber.

(4)	The actual change in the present value of the accumulated pension value increased for Dr. Matthes in 2008 by $5,308 leaving a remaining balance of ($93,600) when netted against last year’s balance. The change for Mr. Weber increased by $2,841 when netted against last year balance leaves a remaining balance of ($7,040). The change in Pension Value for 2008 was converted from Euros to US Dollars using an exchange rate of 1 Euro = 1.3969 US Dollar. The actual change in the present value of the accumulated pension value decreased for Dr. Matthes by $98,908 and for Mr. Weber by $9,811 in 2007 due to an increase in the discount rate used in 2007 compared to the rate used in 2006. Change in Pension Value for 2007 was converted from Euros to US Dollars using an exchange rate of 1 Euro = 1.4598 US Dollar. Change in Pension Value for 2006 was converted from Euro to US Dollar using an exchange rate of 1 Euro = 1.2564 US Dollar.

(5)	Dr. Matthes first became a Named Executive Officer in 2007, therefore no data is reflected for the prior year. Although Mr. Weber was not a Named Executive Officer in 2007, data is listed for informational purposes.

All Other Compensation Table

The following table details, by category, the amounts reported above in the “All Other Compensation” column of the Summary Compensation Table for each of our Named Executive Officers. All of our Named Executive Officers exceeded the aggregate threshold of $10,000 for perquisites and personal benefits. The chart below indicates the amount in each category for each of our Named Executive Officers:

								Registrant
	Personal		Personal					Contributions to	Total
	Use of		Use of					Defined	of “All
	Leased	Financial	Company	Club	Relocation	Tuition	Tax	Contribution	Other
	Vehicle	Counseling	Aircraft	Memberships	Costs (1)	Reimbursement	Reimbursement	Plans (2)	Compensation”
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Timothy M. Manganello	18,673	10,400	6,626	1,064	—	—	13,027	484,582	534,372
CEO
Robin J. Adams	12,409	10,400	1,469	—	—	—	11,027	206,325	241,630
CFO
Roger J. Wood	8,679	10,400	2,643	—	—	—	11,788	166,929	200,439
President, TES
Bernd W. Matthes	5,912	10,400	501	—	44,137	480	24,512	76,883	162,825
President, TS
Alfred Weber	12,495	10,400	3,427	6,019	—	—	19,198	86,066	137,605
President, MT/T

(1)	Amounts relating to relocation from Germany to Michigan for Dr. Matthes.

(2)	Amounts contributed by the Company on behalf of its Named Executive officers during 2008 pursuant to the provisions of the RSP and the Excess Plan.

The following table details the tax reimbursement amounts listed in Column (h) of the above table:

	Tax		Tax
	Reimbursement	Tax	Reimbursement
	for Personal	Reimbursement	for Personal	Tax	Tax	Tax
	Use of	for Financial	Use of	Reimbursement	Reimbursement	Reimbursement	Total
	Leased	Counseling	Company	for Club	for Relocation	for Tuition	Tax
	Vehicle	Services	Aircraft	Memberships	Costs	Reimbursement	Reimbursement
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Timothy M. Manganello	2,846	7,168	3,013	—	—	—	13,027
CEO
Robin J. Adams	2,846	7,168	1,013	—	—	—	11,027
CFO
Roger J. Wood	2,798	7,168	1,822	—	—	—	11,788
President, TBS/E
Bernd W. Matthes	2,456	7,168	346	—	14,211	331	24,512
President, TS
Alfred Weber	3,210	8,105	2,671	5,212	—	—	19,198
President, MT/T

Grants of Plan Based Awards

The following table summarizes the grants of equity and non-equity plan awards to our Named Executive Officers in 2008:

										All Other
									All Other	Option		Grant Date
									Stock	Awards:		Fair
			Estimated Possible Payout Under			Estimated Future Payout			Awards:	Number of	Exercise or	Value of
			Non-Equity Incentive Plan			Under			Number of	Securities	Base Price	Stock and
			Awards(1)			Equity Incentive Plan Awards			Shares or	Underlying	of Option	Option
			Threshold	Target	Maximum	Threshold	Target	Maximum	Stock Units	Option	Awards	Awards
Name	Grant Date		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Timothy M. Manganello			715,000	1,430,000	2,860,000
CEO	2/6/2008	(2)				16,375	65,500	114,625				2,971,080
	2/6/2008	(3)							27,665			1,281,858

Robin J. Adams			296,625	593,250	1,186,500
CFO	2/6/2008	(2)				5,300	21,200	37,100				961,632
	2/6/2008	(3)							9,010			417,478

Roger J. Wood			204,000	408,000	816,000
President, TES	2/6/2008	(2)				3,775	15,100	26,425				684,936
	2/6/2008	(3)							6,425			297,702

Bernd W. Matthes			172,125	344,250	688,500
President, TS	2/6/2008	(2)				3,000	12,000	21,000				544,320
	2/6/2008	(3)							5,115			237,004

Alfred Weber			172,125	344,250	688,500
President, MT/T	2/6/2008	(2)				3,000	12,000	21,000				544,320
	2/6/2008	(3)							5,115			237,004

(1)	2008 bonus opportunity under the MIP. Estimated possible payout levels do not reflect carryover opportunities for the prior years.

(2)	2008 Performance Share Grant: Value of grant = number of target shares times the closing stock price on grant date of $45.36.

(3)	2008 Restricted Stock Grant: Granted same day as approved by Compensation Committee of the Board of Directors.

FMV at grant date = number of restricted shares times the average of the high and low stock price on February 6, 2008 in accordance with FAS 123.

The equity awards reflected in the Grants of Plan-Based Awards table are granted under the SIP. Further details regarding BorgWarner’s incentive plans can be found in our Compensation Discussion and Analysis on pages 14-18.

The peer group for the performance share grants includes publicly traded companies in the automotive supplier industry with at least $1 billion in sales that compete for stockholder investment dollars. For the performance period from January 1, 2008 to December 31, 2010, the peer group includes the following companies (the “Peer Group Companies”):

American Axle	Johnson Controls Inc.	Tenneco Automotive Inc.
ArvinMeritor Inc.	Lear Corporation	TRW Automotive Inc.
Autoliv Inc.	Magna International Inc.	Visteon Corporation
Gentex Corporation	Modine Manufacturing Co.

Our Board of Directors reserves the right to modify the list at any time in order to ensure that the peer group remains relevant as a measure for TSR performance in the automotive supply industry.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes all equity awards to our Named Executive Officers that remain either unexercised and/or unvested as of December 31, 2008:

						Stock Awards
	Option Awards							Equity	Equity Incentive
			Equity Incentive					Incentive	Plan Awards:
			Plan Awards:				Market Value of	Plan Awards:	Market or
	Number of	Number of	Number of			Number of	Shares or	Number of	Payout of
	Securities	Securities	Securities			Shares or	Units	Unearned	Unearned
	Underlying	Underlying	Underlying			Units	of Stock	Shares, Units or	Shares, Units
	Unexercised	Unexercised	Unexercised	Option		of Stock That	That	Other Rights	or Other Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	That Have Not	That Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested (2)	Vested (2)	Vested (3)	Vested (3)
Name	(#)	(#)	(#)	(#)	Date (1)	(#)	($)	(#)	($)
				(e)	(f)	(g)	(h)	(i)	(j)
(a)	(b)	(c)	(d)

Timothy M. Manganello		114,840		34.95	02/06/2017
CEO	50,000	50,000		29.09	07/26/2016
	124,000			29.04	07/27/2015
	25,072			22.28	07/28/2014
	23,064			12.66	07/24/2012
	2,304			12.07	07/25/2011	220,796	4,806,729
								268,625	5,847,966
Robin J. Adams		43,460		34.95	02/06/2017
CFO	20,000	20,000		29.09	07/26/2016
	30,000			29.04	07/27/2015
	25,926			22.28	07/28/2014
	40,000			22.15	04/26/2014
						9,109	198,303
								95,550	2,080,124
Roger J. Wood		27,060		34.95	02/06/2017
President, TES	14,000	14,000		29.09	07/26/2016
	20,000			29.04	07/27/2015
	14,686			22.28	07/28/2014
	14,732			16.52	07/23/2013
						6,496	141,418
								62,825	1,367,700
Bernd W. Matthes		19,700		34.95	02/06/2017
President, TS	10,500	10,500		29.09	07/26/2016
	16,000			29.04	07/27/2015
	6,840			22.28	07/28/2014
						5,171	112,573
								47,600	1,036,252
Alfred Weber		23,760		34.95	02/06/2017
President, MT/T	11,000	11,000		29.09	07/26/2016
	16,000			29.04	07/27/2015
						5,171	112,573
								52,850	1,150,545

(1)	The stock options noted with expiration dates of 2011, 2012, 2013, 2014, and 2015 are fully vested. Stock options with an expiration date of 2016 are 50% vested, with the other 50% vesting on July 26, 2009. Stock options with an expiration date of 2017 will vest 50% on February 6, 2009 and 50% on February 6, 2010. Stock options were not granted in 2008.

(2)	The value in column (g) represent the number of restricted shares of stock granted in 2008 as identified in the Grants of Plan-Based Awards table, plus reinvested dividends. The value in column (h) is calculated using the closing stock price on December 31, 2008, or $21.77 per share. For Mr. Manganello, this also includes the remaining unvested shares (192,825) from the August 3, 2007 Recognition and Retention Grant, plus reinvested dividend equivalents.

(3)	The values of columns (i) and (j) are comprised of performance share grants made under the SIP, issued for the performance periods of 2007-2009 and 2008-2010. Column (i) represents the number of all outstanding unearned performance shares that would be paid out at the end of each performance period if maximum TSR performance is achieved. The maximum value was assumed based on actual performance over the most recent period at maximum levels. Column (j) represents the number of performance shares in column (i) times the closing stock price of $21.77 on December 31, 2008. Actual future payouts will depend on several factors, including (i) the number of performance shares that are earned, as determined after the end of the performance period based on the level at which the applicable performance goals have been achieved, as described on pages 17 and 18; and (ii) the fair market value of stock, as defined in the Plan.

To the extent a stock option is exercisable in the event of death of the option holder, the option may be exercised for a period of one year from the date of such death or until the expiration of the stock option, whichever period is shorter. To the extent a stock option is exercisable in the event of disability or retirement, the option may be exercised for a period of three years from the date of such disability or retirement or until the expiration of the stock option, whichever period is shorter. Our Compensation Committee may elect to accelerate the exercise date of a stock option in the event of employment termination, such as due to death, disability, or retirement. Stock options granted in 2005, 2006, and 2007 provided for immediate vesting in the event of retirement as defined under the SIP. Stock options granted in 2007 provided for immediate vesting in the event of death or disability. Our Compensation Committee decided to incorporate these provisions into these award agreements in order to provide for consistency in the acceleration of options in the event of retirement, death or disability. Our Compensation Committee took competitive practice into consideration.

If an option-holder incurs a termination of employment due to Cause, any stock options held by the option-holder will terminate. If termination of employment is voluntary and without cause, any vested and unexercised stock options may be exercised for a period of five business days from the date of termination or until expiration of the stock option, whichever period is shorter. If termination of employment is involuntary and without cause, any vested and unexercised stock options may be exercised for one year or until the expiration of the stock option, whichever period is shorter.

In the event of a Change of Control, during the sixty day period from and after a Change of Control, our Compensation Committee may allow the option-holder to surrender all or part of his or her options to the Company and receive a cash payment equal to the difference between the Change of Control price and the exercise price of the option, less appropriate tax withholdings. However, if the Change of Control is within six months of the date of grant to an officer or director subject to Section 16(b) of the Exchange Act, then the option-holder is unable to elect to receive a cash payment until after six months from the date of grant.

Regarding adjustments to shares, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the stock or other change in corporate structure affecting the stock, our Compensation Committee or our Board of Directors may make such substitution or adjustments in the aggregate number, kind and option price of shares or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion.

Option Exercises and Stock Vested

The following table summarizes all option exercises and stock vestings by our Named Executive Officers during 2008:

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares	Value
	Acquired on	Value Realized	Acquired on	Realized On
	Exercise	On Exercise	Vesting (1)	Vesting (2)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Timothy M. Manganello	—	—	221,775	5,999,568
CEO
Robin J. Adams	—	—	42,000	914,340
CFO
Roger J. Wood	—	—	38,500	838,145
President, TES
Bernd W. Matthes	—	—	28,350	617,180
President, TS
Alfred Weber	—	—	32,200	700,994
President, MT/T

(1)	Number of “shares” disclosed in column (d) represents the total number of performance shares earned for the 2006-2008 performance period and paid in 2009. The performance shares are actually paid 60% in stock and 40% in cash. For Mr. Manganello, this also includes 64,275 shares from the 2008 vesting of the August 3, 2007 Recognition and Retention Grant, including vested dividends. Details of this grant were disclosed in an 8-K filing on August 7, 2007.

(2)	Amount in column (e) is equal to the number of performance shares vested multiplied by $21.77, which is the closing stock price at the end of the performance period on December 31, 2008. For Mr. Manganello, this also includes the 2008 vesting of the August 3, 2007 Recognition and Retention Grant. The total value, $2,570,793 including dividends, is equal to the FMV at the time of vesting, which is the average of the high and low stock price on the date of vesting.

As previously stated in the Compensation Discussion and Analysis, the granting of performance shares is designed to provide competitive payouts at the end of a three-year period relative to how well the Company performs against its Peer Group Companies in TSR.

At the end of the 2006 to 2008 performance period, the Company’s TSR was at the 100th percentile relative to the Peer Group Companies’ TSR (see page 23 for listing of Peer Group Companies). The gross value of the payouts, before taxes, is reflected above in column (e) of the table.

Pension Benefits

		Number of	Present
		Years	Value of	Payment
		Credited	Accumulated	During Last
		Service	Benefit (1)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

Timothy M. Manganello		—	—	—
CEO
Robin J. Adams		—	—	—
CFO
Roger J. Wood		—	—	—
President, TES
Bernd W. Matthes President, TS	BorgWarner Transmission Systems GmbH Pension Plan	11.8	598,334	—
Alfred Weber President, MT/T	Richtlinien für einzelvertragliche Pensionszusagen “Guidelines for single contractual pension promises”	13.0	78,352	—

(1)	Converted from Euro to US Dollar using an exchange rate of 1 Euro = 1.3969 US Dollar for SFAS 87/158 disclosure purposes.

Dr. Matthes, formerly an employee of BorgWarner Transmission Systems GmbH in Germany and now a U.S.-based employee, was vested in a defined benefit pension plan while an employee in Germany and is therefore entitled to receive an annual retirement benefit from the Transmission Systems GmbH pension plan based on 11.8 years of credited service for the time he was employed in Germany.

Mr. Weber, formerly an employee of BorgWarner Turbo Systems GmbH (“Turbo Systems GmbH”) in Germany and now a U.S.-based employee, was vested in a defined benefit pension plan while an employee in Germany and is therefore entitled to receive an annual retirement benefit from the Turbo Systems GmbH plan based on 13 years of credited service for the time he was employed in Germany.

The Present Value of the Accumulated Pension Benefits as of December 31, 2008 for Dr. Matthes and Mr. Weber are calculated using the following assumptions:

•	Mortality Tables: Heubeck 2005G

•	Discount Rate: 5.75%

•	Retirement Age: 65

•	Annual Pension Increase: 1.75%

Non-Qualified Deferred Compensation

The following table shows the non-qualified deferred compensation activity for our Named Executive Officers during 2008. No Deferred Compensation elections were made by Named Executive Officers for fiscal year 2008.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Timothy M. Manganello CEO
(1)	—	—	—	—	—
(2)	—	460,957	(844,199)	—	1,412,082
Robin J. Adams CFO
(1)	—	—	—	—	—
(2)	—	181,525	(159,504)	—	369,107
Roger J. Wood President, TES
(1)	—	—	(103,800)	—	169,751
(2)	—	139,189	(200,187)	—	425,047
Bernd W. Matthes President, TS
(1)	—	—	—	—	—
(2)	—	55,163	(25,084)	—	92,083
Alfred Weber President, MT/T
(1)	—	—	—	—	—
(2)	—	60,766	(150,754)	—	240,299

(1)	Deferred Compensation Plan

(2)	Excess Plan

Our Named Executive Officers are eligible to participate in the BorgWarner Inc. Retirement Savings Plan (“RSP”). This plan, which is available to all U.S. salaried and certain hourly employees, allows our Named Executive Officers to take advantage of current tax-advantaged opportunities for accumulating future retirement income. The RSP is comprised of two components: a Company Retirement Account and a Savings Account with a match feature. In the Company Retirement Account, the Company makes a contribution to the employee’s account each pay period based on years of service and eligible pay ranging from 4% to 6% of compensation up to the Social Security wage base and from 8% to 11.5% of compensation above the Social Security wage base. In the Savings Account, participants may make contributions to the plan of 1% to 28% of their eligible earnings on a before-tax and/or after-tax basis (up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code). The Company will match 100% of the first 3% of the employee’s pre-tax contributions. Participant contributions are held in trust as required by law. All employee contributions are 100% vested when contributed, and any employer contributions vest 100% after three years of service.

The Excess Plan is an unfunded, non-qualified retirement plan, which keeps certain highly compensated employees whole with regard to Company contributions that are otherwise limited under the RSP by Internal Revenue Code provisions. Participation is automatic once these limits are reached in a plan year. The contributions vest in the same manner as under the RSP. Distributions are made following a participant’s separation from service, with distributions attributable to amounts earned or vested after December 31, 2004 distributed in the seventh month following the month in which the participant’s separation from service occurs. No in-service withdrawals or loans are available.

The Deferred Compensation Plan is a non-qualified plan that allows executives to defer from 1% to 20% of their base salary and up to 100% of their bonus (if any bonus is paid) in 1% increments. Participants in this plan receive market earnings. When making a deferral election, a participant may elect to have his or her account paid out at retirement, disability, or death in either a single lump sum or quarterly payments over a term of 5, 10, or 15 years. If the participant’s employment is terminated prior to retirement, disability, or death, the account will be paid out in a single lump sum. The Plan also provides for distributions for hardship upon approval of our Compensation Committee and lump sum payments upon the occurrence of a Change of Control. Due to significant restrictions placed on deferred compensation by IRC Section 409A (“Section 409A”) and the low participation rates in our plan, management recommended and the Board approved freezing the Deferred Compensation Plan as of

December 31, 2008. Current balances will remain in the plan, but no future deferral elections will be allowed. Furthermore, participants were offered a one-time opportunity under the Section 409A transition rules to change their distribution option for their entire post-2004 account balance. The distribution options were a single lump sum or quarterly payments over a term of 5 or 10 years.

Participants in the Excess Plan may elect to invest their deferrals in the same investment choices that are offered in the RSP. Participants in the Deferred Compensation Plan may elect to invest their deferrals in the same investment choices that are offered in the RSP, except for the BorgWarner Stock Fund. As the Excess Plan and the Deferred Compensation Plan are unfunded, no money is actually invested. Rather, a notional account is maintained which mirrors the returns of these mutual funds. The funds available and their annual rate of return for the calendar year ended December 31, 2008 as reported by the plan administrator are as follows:

Barclays Equity Index:	−36.91%
Barclays Life Path 2010:	−16.90%
Barclays Life Path 2015:	−21.92%
Barclays Life Path 2020:	−25.74%
Barclays Life Path 2025:	−28.97%
Barclays Life Path 2030:	−31.72%
Barclays Life Path 2035:	−34.19%
Barclays Life Path 2040:	−36.42%
Barclays Life Path 2045:	−38.35%
Barclays Life Path 2050:	−39.59%
Barclays Life Path RET:	−14.84%
BGI US Debt Index:	5.27%
BorgWarner Company Stock:	−54.47%
Buffalo Small Cap:	−29.84%
Harbor International Fund:	−42.66%
TRP Stable Value Fund, Sched N:	4.63%
Vanguard Mid Cap Index:	−41.76%

Potential Payments Upon Termination or Change of Control

The following table shows the post-employment payments that would be paid to each of our Named Executive Officers under certain employment-related scenarios. The calculations assume each Named Executive Officer’s employment is terminated on December 31, 2008. For purposes of the calculations, the closing stock price on the last business day of 2008 ($21.77) was used to determine the vested market value of stock options.

	Payment Triggering Events Not In Connection with a Change of Control (“CoC”)							Payment Triggering Events In Connection with a CoC
	Involuntary Termination		Voluntary Termination						Involuntary Termination		Voluntary Termination
				without							with	without
		without	with Good	Good					with	without	Good	Good
	with Cause (1)	Cause (2)	Reason (3)	Reason (3)	Retirement (2)	Death (4)	Disability (4)	CoC only	Cause (6)	Cause (5)	Reason (5)	Reason (7)
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)

Timothy M. Manganello	1,412,082	6,245,731	3,043,756	3,043,756	6,245,731	6,854,637	6,854,637	—	1,412,082	23,081,849	23,081,849	3,043,756
CEO

Robin J. Adams	369,107	1,222,967	369,107	369,107	1,222,967	1,421,270	1,421,270	—	369,107	7,872,003	7,872,003	369,107
CFO

Roger J. Wood	594,798	1,977,293	672,141	672,141	1,977,293	2,118,710	2,118,710	—	594,798	6,074,942	6,074,942	672,141

President, TES

Bernd W. Matthes	92,083	668,438	92,083	92,083	668,438	781,011	781,011	—	92,083	3,706,716	3,706,716	92,083
President, TS

Alfred Weber	240,299	894,925	240,299	240,299	894,925	1,007,497	1,007,497	—	240,299	4,332,897	4,332,897	240,299
President, MT/T

(1)	Includes vested balance of the Excess Plan and vested balance of the Deferred Compensation Plan (Mr. Wood only).

(2)	Includes 2008 MIP payment, value of vested stock options, 2006-2008 PSP payment, vested balance of the Excess Plan, vested balance of the Deferred Compensation Plan (Mr. Wood only), and value of vested 8/3/2007 stock units grant (Mr. Manganello only).

(3)	Includes value of vested stock options, vested balance of the Excess Plan, and vested balance of the Deferred Compensation Plan (Mr. Wood only), value of vested 8/3/2007 stock units grant (Mr. Manganello only).

(4)	Includes 2008 MIP payment, value of vested stock options, 2008 restricted stock grant, 2006-2008 PSP payment, vested balance of the Excess Plan, vested balance of the Deferred Compensation Plan (Mr. Wood only), and value of vested 8/3/2007 stock units grant (Mr. Manganello only).

(5)	Includes cash severance payment based on three times the average of base plus bonus, 2008 MIP payment, stock option payment, stock unit payment, 2007-2009 and 2008-2010 performance share payment, retirement benefit based on three times the 2008 Company contributions to the RSP, value of welfare benefits (i.e. health care, life insurance, and disability insurance coverage for 3 years), outplacement services, and excise tax and tax gross-up payment.

(6)	While there are no additional payments associated with Involuntary Termination for Cause associated with a Change of Control, each Named Executive Officer would be eligible for the same payments listed under footnote (1) above.

(7)	While there are no additional payments associated with Voluntary Termination without Good Reason associated with a Change of Control, each Named Executive Officer would be eligible for the same payments listed under footnote (3) above.

The stated amounts do not include life or disability insurance benefits or vested benefits under the qualified RSP or under the TIP, as these benefit plans are available to all salaried employees. The provisions of each plan would determine the timing and method of payments made under the above scenarios.

Change of Control Employment Agreements

Below is a general description of the material terms and conditions of our existing Change of Control Agreements. These agreements were amended in December 2008 to comply with Section 409A regulations. No substantive changes were made to these agreements.

In the event that a Named Executive Officer terminates employment for Good Reason or the Company terminates a Named Executive Officer’s employment with the Company without Cause within three years of a

Change of Control or in anticipation of a Change of Control, the Named Executive Officer is entitled to the following:

•	a lump sum cash amount equal to three times his or her annual base salary and average annual bonus for the most recent three years;

•	a lump sum cash amount equal to three times the Company’s retirement contributions that would have been made on his or her behalf in the first year after termination of employment;

•	a tax gross-up for any excise taxes imposed pursuant to Section 4999 of the Internal Revenue Code so that the Named Executive Officer will be in the same after tax position he or she would have been in had no excise tax been imposed;

•	continuation of medical, dental and life insurance benefits for three years; and

•	outplacement services at a cost not to exceed $40,000.

“Change of Control” generally means (a) the acquisition by any party of beneficial ownership of 20% or more of either (i) the then outstanding shares of our common stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, (b) a change in the majority of our Board of Directors, (c) a major corporate transaction, such as a merger or sale of substantially all of our assets, which results in a change in the majority of our Board of Directors or a majority of stockholders or (d) a complete liquidation or dissolution of the Company.

“Cause” generally means the willful and continued failure of the executive to perform substantially the executive’s duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to us.

“Good Reason” generally means the diminution of responsibilities, authority or duties, our failure to comply with compensation or benefit provisions, transfer to a new work location more than 35 miles from the executive’s previous work location, a purported termination of the Change of Control Employment Agreement by us other than in accordance with the Change of Control Employment Agreement, or our failure to require any successor to us to comply with the Change of Control Employment Agreement.

Director Compensation

The following table details the compensation earned by each non-employee director who served on the Board of Directors in 2008. Directors who are employees of BorgWarner are not compensated for their service on the Board:

						Changes in
				Aggregate		Pension Value
				Number of		and
				Outstanding		Nonqualified
	Fees Earned			Stock and	Non-Equity	Deferred
	or Paid in		Option	Option	Incentive Plan	Compensation	All Other
	Cash	Stock Awards (1)	Awards	Awards (2)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	(#)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Phyllis O. Bonanno	68,500	88,975	—	26,516	—	—	—	157,475
David T. Brown	68,500	96,592	—	5,208	—	—	—	165,092
Jere A. Drummond	82,000	99,666	—	28,128	—	—	—	181,666
Paul E. Glaske(3)	27,333	32,084	—	28,000	—	—	—	59,417
Alexis P. Michas	70,000	88,975	—	26,516	—	—	—	158,975
Ernest J. Novak, Jr.	108,000	99,666	—	12,128	—	—	—	207,666
Richard O. Schaum	74,000	88,975	—	2,516	—	—	—	162,975
Thomas T. Stallkamp	73,000	78,280	—	2,516	—	—	—	151,280

(1)	2008 compensation expense of aggregate grant date fair value of the 2005, 2006, 2007, 2008 Restricted Stock Awards, excluding forfeitures, in accordance with FAS 123R.

(2)	Aggregate number of outstanding shares of restricted stock and outstanding vested and unvested stock options at fiscal year-end.

(3)	Mr. Glaske retired from the Board of Directors effective April 30, 2008

Annual compensation for our non-employee directors for 2008 was comprised of the following components: annual retainer, Board meeting fees, Committee meeting fees, and equity compensation, consisting of restricted stock. Our non-employee directors were not granted any Stock Option Awards and did not receive any Non-Equity Incentive Plan Compensation for 2008. After review of non-employee director compensation paid by peer and other corporations, the Board approved an increase in non-employee director compensation to be effective January 1, 2008, the first increase since 2005.

As allowed under the SIP, each non-employee director will receive $258,000 worth of restricted stock in the initial year of each three-year term. In April 2008, one non-employee director, Mr. Brown, was elected for a three-year term. He was awarded 5,208 shares of restricted common stock, determined by dividing the total value of $258,000 by the average of the high and low of the Company’s stock price at the time of the grant. The restrictions on the shares of stock will expire over the three-year term, one third in each year. Non-employee directors who continued to serve without re-election in 2008 received pro-rated increases in equity compensation to equalize the equity compensation increase. The restrictions on the shares of stock will expire pro-rata over the remaining terms. During the period that the restrictions are in place, directors have all of the rights of a stockholder of the Company holding the same class or series of stock as the restricted stock, including the right to vote the shares and the right to receive any cash dividends. Class I non-employee directors elected to new terms in 2009 will receive $258,000 worth of restricted stock. Mr. Cuneo will receive an equity grant worth $172,000 for his initial two-year term as a Class III director. The restrictions on his shares of stock will expire over his 2-year term, 50% after each year of the term. The Compensation Committee has authority to accelerate vesting in the event of retirement.

The annual retainer for non-employee directors in 2008 was $55,000 for service on the Board of Directors. The Board of Directors elected on February 11, 2009 to reduce their annual retainer by 10% for an indefinite period. The annual retainer is prorated when a new member joins or a current member leaves our Board. Mr. Cuneo was appointed to Class III by the Board of Directors on February 11, 2009.

Each non-employee director received $1,500 for each Board meeting attended. Each Committee member also received $1,500 ($3,000 if he or she was the Chairman of the committee) for each committee meeting attended. In recognition of greater time commitments, the Chairman of the Audit Committee received $5,000 for each committee meeting attended. The Company pays for the expenses associated with attendance at Board and Committee meetings and other functions attended at the request of the Company. The Company maintains a directors’ deferred compensation plan under which directors may defer receipt of retainer fees only. Four directors deferred fees under the plan in 2008.

Our non-employee directors are expected to own Company stock in an amount equivalent to three times the amount of the annual retainer within five years of joining the Board of Directors. All of our directors met the requested stock ownership guidelines in 2008.

PROPOSAL 2 — TO VOTE TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE BORGWARNER INC AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

At its February 11, 2009 meeting, the Board of Directors unanimously adopted the amendments to the BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan (the “SIP”), subject to the approval thereof by the stockholders of the Company at the annual meeting. A copy of the SIP, as proposed to be amended, is attached to this proxy statement as Annex A. Approval by the stockholders requires the affirmative vote of a majority of votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of the outstanding shares of common stock. Accordingly, an abstention or a broker nonvote will have the effect of a vote against this proposal.

The amendment and restatement of the SIP incorporates the provisions of the SIP as currently in effect and includes the following key modifications:

•	Increase in the Number of Authorized Shares. An increase in the number of shares authorized to be issued under the Plan of 2,500,000 shares, which would increase the total number of authorized shares under the Plan from 10,000,000 to 12,500,000. (The number of authorized shares under the Plan reflects certain 2-for-1 stock splits in 2004 and 2007 and a prior stockholder-approved amendment to the Plan.) As of December 31, 2008, 1,648,449 shares remained available for issuance under the Plan. Stockholder approval of the authorized share increase would bring the total amount of shares authorized and available to be issued under the Plan to 4,148,449 as of December 31, 2008. As of December 31, 2008 there were 5,797,675 options outstanding with a weighted average exercise price of $27.86 and a weighted average remaining term of 6.7 years, as well as 661,526 shares of restricted stock and 412,433 performance shares outstanding. The Board believes that this additional share reserve will allow the Company to provide the necessary incentives to employees for future years.

•	Stockholders’ Approval of Performance Goals. In addition to the foregoing, our stockholders are being asked to approve the performance goals under the SIP so that certain incentive awards granted under the SIP to executive officers of the Company may continue to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code (“Code”), which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and certain other named executive officers (“covered employees”). In addition to the original performance goals, we are asking our stockholders to approve a new performance goal — “relative profitability — change in operating income over change in sales,” which is described below. Code Section 162(m) generally requires such performance goals to be approved by the Company’s stockholders every five years.

•	Increase in Individual Limitations on Performance Units. As described below, the SIP includes individual limitations on awards granted to our executives who are subject to Code Section 162(m) in order to preserve the Company’s tax deduction for performance-based compensation that is paid to such executives pursuant to the SIP. The SIP currently provides that no individual may be granted performance units during a fiscal year of the Company that could exceed $3,000,000 when paid in cash or in property other than the Company’s common stock. Our stockholders are being asked to approve an increase in this limit to $6,000,000.

•	Clarifying and Conforming Amendments. Last, the amendment and restatement of the SIP would adopt certain other minor clarifying and conforming amendments to the SIP to reflect recent developments in applicable law and equity compensation practices, including

•	Adding an express prohibition against repricing stock options and stock appreciation rights (“SARs”). While we do not have a history of repricing stock options or SARs, in recognition of recent trends in corporate governance (including the rules governing the New York Stock Exchange), we have maintained (and now intend to amend the SIP to reflect) our policy not to, without stockholder approval (i) reduce the exercise price of an outstanding stock option or stock appreciation right, (ii) take any other action that is treated as a repricing under generally accepted accounting principles, or (iii) repurchase for cash or cancel a stock option or stock appreciation right at a time when its purchase or exercise price, as applicable, is greater than the fair market value of the underlying shares of common stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change authorized under the SIP.

•	Adding amendments to the SIP’s provisions for the granting of performance units, performance shares, and restricted stock (when, in the case of restricted stock, the Compensation Committee intends that a grant of restricted stock satisfy the requirements for performance-based compensation under Code Section 162(m)) for recent guidance relating to Code Section 162(m) published by the Internal Revenue Service. These amendments clarify that the Compensation Committee shall have no discretion to waive the performance goal requirements for awards granted to a covered employee in the event of the covered employee’s retirement or involuntary termination of employment (other than for cause). The Board believes that these amendments are in the best interests of the Company because non-compliance could result in the Company not being able to deduct, for federal income tax purposes, compensation paid to covered employees in settlement of these awards.

•	Adding amendments to the SIP’s provisions regarding Code Section 409A to take into consideration final regulations issued by the Internal Revenue Service. Code Section 409A is discussed below.

If the requisite stockholder approval of the amendment and restatement of the SIP is not obtained, the amendment and restatement of the SIP will not take effect. If such approval is not obtained, the Company may continue to grant awards under the SIP in accordance with its terms and the current share reserve under the SIP except that the Committee will not grant performance units and performance shares to the Company’s covered employees. If the requisite stockholder approval of the amendment and restatement of the SIP is not obtained, awards under the SIP (other than stock options and SARs) will not constitute “performance-based” compensation under Code Section 162(m), and accordingly, may not be deductible by the Company depending on the facts and circumstances.

Description of the SIP as Amended

The following description of the material terms of the SIP, as amended, is intended as a summary only and is qualified in its entirety by reference to the text of the attached SIP.

Administration.  The SIP will be administered by the Compensation Committee of the Company’s Board of Directors, or such other committee comprised of members of the Board that the Board appoints (“Committee”). If the Compensation Committee has not been designated as the Committee, members of the Committee must be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”) and “independent directors” within the meaning of any applicable stock exchange rule. In addition, to the extent that the Committee intends that an award granted under the SIP constitutes “performance-based compensation” for purposes of Code Section 162(m) (discussed below), members of the Committee must be “outside directors” within the meaning of Code Section 162(m).

In the case of awards granted to members of the Board who are not officers or employees of the Company or an affiliate, the SIP will be administered by the Committee subject to the approval of a majority of all members of the Board who are “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, and “independent directors” within the meaning of any applicable stock exchange rule.

The Committee may authorize the chief executive officer of the Company to grant awards under the SIP of up to 10,000 shares of common stock per individual per year to officers and employees of the Company and its affiliates who are not executive officers subject to Section 16 of the Exchange Act or covered employees under Code Section 162(m). In addition, the Committee may authorize the chief executive officer of the Company to grant awards under the SIP of up to 10,000 shares of common stock per individual as an inducement for an individual to accept an offer of employment with the Company or an affiliate. Recipients of such employee inducement awards may include individuals who are executive officers subject to Section 16 of the Exchange or covered employees under Code Section 162(m). Whenever the Committee has granted the chief executive officer the authority to make such awards under the SIP, the chief executive officer has the authority under the SIP to select the employees (or prospective employees) to whom awards will be given, to determine the type of awards to be granted and the number of shares to be covered by an award, and the terms and conditions of an award, subject however, to any limits or qualifications on such powers as the Committee may establish. The SIP also provides that any such authorizations to the chief executive officer must be consistent with recommendations made by the Committee to the Board regarding non-chief executive officer compensation, incentive compensation, and equity-based plans.

For purposes of the remaining portions of this description of the SIP, references to the Committee shall also refer, (i) in the case of awards to directors who are not employees of the Company or a subsidiary, to the Committee, as approved by a majority of all members of the Board who are “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, and “independent directors” within the meaning of any applicable stock exchange rule, and (ii) in the case of awards granted to employees by the chief executive officer pursuant to an authorization, by the Committee, to the chief executive officer.

Under the SIP, the Committee has full authority to select the eligible individuals to whom awards will be granted, the types of award to be granted, the number of shares to be subject to an award, and other terms and conditions of awards, to interpret the SIP, and to prescribe, amend and rescind the rules and regulations relating to the SIP.

Term, Amendment and Termination.  If not terminated sooner by the Board of Directors, the SIP will terminate on the date immediately preceding the tenth anniversary of the SIP’s original effective date, and no awards will be granted after that date. Awards granted and outstanding as of the date the SIP terminates will not be affected or impaired by such termination.

The Board of Directors may amend, alter or discontinue the SIP at any time. However, no amendment, alteration or discontinuation of the SIP may impair the rights of an award recipient with respect to awards previously granted without such recipient’s consent (except that no consent is necessary for amendments made to cause the SIP to qualify for the exemption provided by Rule 16b-3 of the Exchange Act or for awards to qualify for the “qualified performance-based compensation” exception under Code Section 162(m), discussed below). No amendment may be made that would disqualify the SIP from the exemption provided by Rule 16b-3 of the Exchange Act or to extend the term of the SIP. To the extent required by law or agreement, no amendment can be made to the SIP without the consent of the Company’s stockholders.

The Committee may amend the terms of any outstanding award, either prospectively or retroactively except that an amendment that would impair the rights of the award holder requires the holder’s consent (except that no consent is necessary for amendments made to cause the SIP to qualify for the exemption provided by Rule 16b-3 of the Exchange Act or for awards to qualify for the “qualified performance-based compensation” exception under Code Section 162(m), discussed below).

No Modification of Stock Options or Stock Appreciation Rights.  Except for adjustments for certain corporate events as described below, the SIP expressly prohibits the Committee from modifying (including the extension, renewal or repricing of) stock options or SARs once they are granted, if such modification would result in the stock options or SARs constituting deferred compensation for purposes of Code Section 409A. As noted above, as amended, the SIP will generally prohibit the repricing of stock options and SARs.

Shares Subject to the SIP.  Subject to adjustments as described below, as amended by this amendment and restatement of the SIP, up to 12,500,000 shares of the Company’s common stock, par value of $.01 per share, will be available for issuance for awards under the SIP, including with respect to incentive stock options. Shares subject to an award may be authorized and unissued shares, treasury shares, or shares of common stock purchased on the open market. Awards may only be granted on shares of the highest-value class of common stock of the Company, specifically excluding any class of stock that provides a preference as to dividend or liquidation rights. As of December 31, 2008 the closing price of a share of common stock was $21.77.

If an award granted under the SIP expires, terminates, is cancelled, or lapses for any reason without the issuance of shares of common stock, or if any shares of restricted stock awarded under the SIP are forfeited, the shares covered by such award or such restricted stock will again be available for awards under the SIP. In addition, if an award recipient tenders previously-acquired shares of the Company’s common stock to satisfy applicable withholding obligations with respect to an award, or if shares of the Company’s common stock are withheld to satisfy applicable withholding obligations, such shares will again be available for further awards under the SIP. Also, if an award recipient tenders previously-acquired shares of the Company’s common stock in payment of the option price upon exercise of a stock option awarded under the SIP, or if shares of common stock are withheld in payment of the option price, the number of shares tendered or withheld will again be available for further awards under the SIP.

Individual Limitations.  Subject to adjustments as described below, no covered employee for purposes of Code Section 162(m) may be granted, within one fiscal year of the Company, awards covering more than 300,000 shares of common stock or common stock equivalents (in the case of awards of SARs, stock units, and performance shares). Additionally, no covered employee may be granted within one fiscal year of the Company, performance units that could exceed $6,000,000 (an increase from $3,000,000) when paid in cash or in property other than common stock.

Subject to the prohibition on modification of stock options and SARs after the date of grant as specified above, if there is a change in the common stock of the Company through the declaration of stock dividends, through a stock split, or other change in corporate structure affecting the stock, the SIP authorizes the Committee to make appropriate adjustments in the number of shares authorized for grants, in the exercise prices of outstanding stock options, in the base prices of stock appreciation rights, and in the limits described above on the number of shares available for grant to individuals per fiscal year.

Eligibility and Types of Awards.  The SIP authorizes the grant of stock options, SARs, restricted stock, stock units, performance units, and performance shares. Participation in the SIP is open to officers, employees and directors of the Company, as selected by the Committee. However, directors who are not employees of the Company or of a subsidiary are not eligible to receive grants of ISOs, performance units, or performance shares under the SIP. As of December 31, 2008 approximately 285 employees, including 19 officers, and seven directors who are not employees of the Company or any subsidiary were eligible to receive awards under the SIP.

Stock Options.  Officers, employees and directors of the Company and its subsidiaries may be granted options to acquire the Company’s common stock under the SIP, either alone or in conjunction with other awards under the SIP. However, as noted above, directors who are not employees of the Company or a subsidiary of the Company are not eligible to receive grants of ISOs.

Under the SIP, stock options may be either ISOs or nonqualified stock options. The exercise price of a stock option is determined at the time of grant but may not be and may never become less than the fair market value per share of common stock on date of grant. Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable stock option agreement. The exercise period of a stock option is determined by the Committee and may not exceed 10 years from the date of grant.

A stock option will generally terminate upon the grantee’s termination of employment or service. The holder of a stock option generally has a one-year period following the grantee’s involuntary termination of employment or service with the Company and its subsidiaries (but not to exceed the stock option’s term), in which to exercise a stock option that was exercisable as of such termination. An extended exercise period (generally 3 years, but not to exceed the stock option’s term) may apply following a termination of employment or service by reason of disability or retirement. The SIP authorizes the Committee to accelerate the schedules or installments on which stock options become exercisable.

The exercise price of a stock option must be paid in full at the time of exercise and is payable in cash. However, if (and to the extent) provided by the related award agreement, the option exercise price may also be paid: (i) by the surrender of common stock already owned by the optionee, (ii) by requesting the Company to withhold, from the number of shares of common stock otherwise issuable upon exercise of the stock option, shares having an aggregate fair market value on the date of exercise equal to the exercise price, or (iii) a combination of the foregoing, as provided by the award agreement. Additionally, if permitted by the Committee and allowable by law, payment of the exercise price may be made through a broker-facilitated cashless exercise.

If permitted by the related award agreement, an optionee may surrender shares of restricted stock in payment of the exercise price of a nonqualified stock option. Where restricted stock is so surrendered, an equal number of shares received upon the exercise of the nonqualified stock option shall be subject to the same forfeiture restrictions as the shares surrendered.

ISOs are exercisable only by the optionee during his or her lifetime and are not assignable or transferable other than by will or by the application of the laws of inheritance. Nonqualified stock options may be assigned during the optionee’s lifetime to one or more of the optionee’s immediate family members or to a trust benefiting one or more family members exclusively, or to the optionee’s spouse or former spouse pursuant to a qualified domestic relations order.

Upon receipt of a notice of exercise, the Committee may elect to cash out all or part of a stock option that is being exercised by paying the optionee cash or common stock equal to the difference between the exercise price and the fair market value of the Company’s common stock.

In the event of a change in control (as defined in the SIP), all stock options outstanding as of the date on which the change in control occurs become fully exercisable and vested. During the 60-day period following a change in control, the Committee may, at its sole discretion, allow the holder of a stock option to surrender such option for cash in an amount equal to the difference between the “change in control price” (as defined in the SIP) and the exercise price. Under the SIP, such a cash out may automatically occur in the case of an officer who is subject to Section 16(b) of the Exchange Act with respect to a grant of stock options in instances where the 60-day period ends within six months of the date of the stock option’s grant, with the cash out occurring immediately following the close of the six-month period.

For the purpose of complying with Code Section 409A, the SIP prohibits any modification to a previously granted stock option if such modification would result in the stock option being treated as deferred compensation subject to Code Section 409A. A “modification” for this purpose is generally any change to the terms of the stock option (or the SIP or applicable award agreement) that provides the holder with a direct or indirect decrease in the exercise price of the stock option, or an additional deferral feature, or an extension or renewal of the stock option, regardless of whether the holder in fact benefits from this change. The maximum period in which a stock option may be extended for any reason under the SIP is the earlier of (i) the date on which the stock option would expire by its original terms or (ii) the 10th anniversary of the original date of grant. In addition, as amended by this amendment and restatement, the SIP includes a general prohibition on the repricing and/or exchange of stock options.

Stock Appreciation Rights.  A SAR may be granted (i) to employees or directors in conjunction with all or any part of an option granted under the SIP (a “Tandem SAR”), or (ii) without relationship to an option (a “Freestanding SAR”). Tandem SARs must be granted at the time such option is granted. A Tandem SAR is only exercisable at the time and to the extent that the related option is exercisable. The base price of a Tandem SAR must be and may never become less than the exercise price of the option to which it relates. Upon the exercise of a Tandem SAR, the holder thereof is entitled to receive, in cash or common stock, as provided in the related award agreement, the excess of the fair market value of the share for which the right is exercised (calculated as of the exercise date) over the exercise price per share of the related option. Stock options are no longer exercisable to the extent that a related Tandem SAR has been exercised, and a Tandem SAR is no longer exercisable upon the forfeiture, termination or exercise of the related stock option. A Freestanding SAR entitles the holder to a cash payment equal to the difference between the base price and the fair market value of a share of common stock on the date of exercise. The base price must be equal to and may never become less than the fair market value of a share of common stock on the date of the Freestanding SARs’ grant.

In the event of a change in control (as defined in the SIP), all SARs outstanding as of the date on which the change in control occurs shall become fully exercisable and vested.

SARs may not be sold, assigned, transferred, pledged or otherwise encumbered.

For the purpose of complying with Code Section 409A, the SIP prohibits any modification to a previously granted SAR if such modification would result in the SAR being treated as deferred compensation subject to Code Section 409A. A “modification” for this purpose generally has the same meaning as discussed above in respect to stock options. In addition, as amended by this amendment and restatement, the SIP includes a general prohibition on the repricing and/or exchange of SARs.

Restricted Stock.  Officers, employees and directors of the Company and its subsidiaries may be granted restricted stock under the SIP, either alone or in combination with other awards. Restricted stock are shares of the Company’s common stock that are subject to forfeiture by the recipient if the conditions to vesting that are set forth in the related restricted stock agreement are not met. Vesting may be based on the continued service of the recipient, one or more performance goals (described below), or such other factors or criteria as the Committee may determine.

Unless otherwise provided in the related restricted stock agreement, the grant of a restricted stock award will entitle the recipient to vote the shares of Company common stock covered by such award and to receive the dividends thereon. Under the SIP, a restricted stock agreement may provide that cash dividends paid on restricted stock will be automatically deferred and reinvested in additional restricted stock and dividends payable in stock will be paid in the form of restricted stock. For the purpose of complying with Code Section 409A, the SIP provides that cash dividends so reinvested or share dividends so payable shall vest at the same time as the restricted stock to which they relate; or, if the applicable award agreement is silent, such dividends shall be paid in the same calendar year in which the same dividends are paid to other stockholders of the Company, or by the 15th day of the third calendar month following the date on which the same dividends are paid to other stockholders of the Company, if later.

During the period that shares of stock are restricted, the recipient cannot sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. If a recipient’s employment or service with the Company and its subsidiaries terminates, the recipient will forfeit all rights to the unvested portion of the restricted stock award. However, except in the case of restricted stock awards intended to qualify as performance-based compensation for purposes of Code Section 162(m), if the participant’s service is terminated other than for cause (as defined in the SIP) or if the participant retires, the Committee may waive any remaining restrictions upon the stock in effect upon such termination. In the case of restricted stock awarded to a covered employee intended to qualify as performance-based compensation for purposes of Code Section 162(m), if the participant’s service is involuntarily terminated other than for cause (as defined in the SIP) or if the participant retires, the Committee shall have no discretion to waive the requirement that the performance goals established for the award be achieved as a condition for payment.

In the event of a change in control (as defined in the SIP), the restrictions applicable to any outstanding restricted stock will lapse and the restricted stock will become fully vested to the full extent of the grant.

Stock Units.  Officers, employees and directors of the Company and its subsidiaries may be granted stock units under the SIP, either alone or in combination with other awards. A stock unit is a right to receive a share of common stock of the Company or cash equal to the fair market value of a share of common stock in the future, under terms and conditions established by the Committee. Under the SIP, the Committee may make grants of stock units that are immediately vested or may make grants of stock units that are subject to vesting requirements, such as continued service.

The applicable stock units award agreement is required to specify the times or events on which stock units will be paid. These times or events generally include the applicable vesting date, the date of the participant’s termination of employment, or a specified calendar date. Once specified in the award agreement, payment dates may not be accelerated for a participant for any reason, except as specifically provided for in Code Section 409A. At the time specified in the applicable award agreement, stock units will be settled by the delivery to the participant of shares of common stock equal in number to the number of the participant’s stock units that are vested as of the specified date or event (such as termination of employment), or cash equal to the fair market value of such shares. Payment to any specified employee (as defined in the SIP) upon termination of employment is required to be delayed for six months in order to comply with Code Section 409A.

Except to the extent otherwise provided in the applicable award agreement, if a participant’s employment with the Company terminates prior to the date on which the participant’s stock units become vested, the participant will forfeit the stock units. The Committee has the discretion to waive in whole or in part, any payment limitations for stock units that remain outstanding at a participant’s retirement, or if the participant’s employment is terminated (other than for cause, as defined in the SIP). If the Committee waives all or any portion of such payment limitations, unless otherwise specified by the Committee the stock units will remain payable on the times or events originally specified in the applicable award agreement.

Prior to an actual delivery of shares of common stock in settlement of a stock units grant, a participant acquires no rights of a stockholder. Stock units may not be sold, assigned, transferred or pledged or otherwise encumbered, but a participant may designate one or more beneficiaries to whom shares of common stock covered by a grant of stock units will be transferred in the event of the participant’s death.

The Committee may, in its discretion, provide in a stock units award agreement that a participant will be entitled to receive dividend equivalents with respect to his or her restricted stock units. Dividend equivalents may, in the discretion of the Committee, be paid in cash or credited to the participant as additional restricted stock units, or any combination of cash and additional restricted stock units. The amount that can be paid to a recipient as a dividend equivalent cannot exceed the amount that would be payable as a dividend if the stock unit were actually a share of common stock. If credited to the participant as additional stock units, the additional stock units will vest at the same time as the stock units to which they relate. If credited to the participant as cash, the dividend equivalents must be paid in the same calendar year in which the related dividends are paid to stockholders of the Company, or by the 15th day of the third calendar month following the date on which the related dividends are paid, if later.

In the event of a change in control (as defined in the SIP), the restrictions applicable to any outstanding stock units will lapse and the stock units will become fully vested to the full extent of the grant. Payment of stock units that have vested as a result of a change in control shall occur on the times or events originally specified in the award agreement.

Performance Units.  Officers and employees of the Company and its subsidiaries may be granted performance units under the SIP, either alone or in combination with other SIP awards.

A performance unit is a contingent right to receive cash or shares of common stock of the Company, in the future, pursuant to the terms of a grant made under the SIP and the related award agreement. The value of a performance unit is established by the Committee based on cash or on property other than common stock of the Company. For any grant of performance units, the Committee will establish (i) one or more performance goals, and (ii) a performance period of not less than one year. The performance goals will be based on one or more performance criteria set forth in the SIP and described below. At the expiration of the performance period, the Committee will determine and certify the extent to which the performance goals were achieved. The Committee will then determine the number of performance units to which a recipient of performance units under the grant is entitled, and the value of such performance units (if the value is based on the level of achievement) based upon the number of performance units originally granted to the recipient and the level of performance achieved. Performance units will be settled by payment of the cash value of the performance units to which the recipient is entitled or delivery of shares of common stock of the Company with a fair market value equal to the cash value of such performance units. Performance units will be paid as soon as practicable following the Committee’s determination, but in any event no later than 2 1/2 months after the end of the year in which the applicable performance period has ended.

Except to the extent otherwise provided in the applicable award agreement, if a performance unit recipient’s employment or service with the Company terminates during the performance period or before the performance goals are satisfied, the recipient will forfeit the performance units granted with respect to such performance period. Except in the case of awards granted to covered employees, the Committee has the discretion to waive in whole or in part, any payment limitations for performance units that remain outstanding at a participant’s retirement or if the participant’s employment is involuntarily terminated (other than for cause, as defined in the SIP). In the case of performance units granted to covered employees, if the participant’s service is involuntarily terminated other than for cause (as defined in the SIP) or if the participant retires, the Committee shall have no discretion to waive the requirement that the performance goals established for the award be achieved as a condition for payment. If the Committee waives all or any portion of such payment limitations, the performance units will be paid in the year following the year in which the performance period ends, at the same time as the Committee makes payment to all other recipients of performance units for that period.

In the event of a change in control (as defined in the SIP), the performance goals of all outstanding performance units granted under the SIP shall be deemed to have been achieved at target levels, and a recipient shall be entitled to a pro rata distribution of shares of common stock or cash in settlement of the performance units, based upon the number of whole months during the performance period that have elapsed prior to the date of the change in control. If the Committee has previously waived all or any portion of the payment limitations in respect to a participant’s performance units prior to the change in control, then payment of such performance units shall occur either (i) in the year following the year in which the applicable performance period ends or would have ended absent the change in control, or (ii) upon the participant’s termination of employment, if earlier. Payment to any specified employee (as defined in the SIP) upon termination of employment is required to be delayed for six months in order to comply with Code Section 409A.

Prior to an actual delivery of shares of common stock in settlement of a performance units grant, a recipient acquires no rights of a stockholder. Performance units may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of performance units will be transferred in the event of the recipient’s death.

Performance Shares.  Officers and employees of the Company and its subsidiaries may be granted performance shares under the SIP, either alone or in combination with other SIP awards.

A performance share is a contingent right to receive a share of common stock of the Company or the fair market value in cash of a share of common stock, in the future, pursuant to the terms of a grant made under the SIP and the related award agreement. For any grant of performance shares, the Committee will establish (i) one or more performance goals, and (ii) a performance period of not less than one year. The performance goals will be based on one or more performance criteria set forth in the SIP and described below. At the expiration of the performance period, the Committee will determine and certify the extent to which the performance goals were achieved. The Committee will then determine the number of performance shares to which a recipient of performance shares under the grant is entitled, based upon the number of performance shares originally granted to the recipient and the level of performance achieved. Performance shares will be settled by the delivery of shares of common stock of the Company or cash equal to the fair market value of such shares as soon as practicable after the close of the performance period. Performance shares will be delivered as soon as practicable following the Committee’s determination, but in any event no later than 2 1/2 months after the end of the year in which the applicable performance period has ended.

Except to the extent otherwise provided in the applicable award agreement, if a performance share recipient’s employment with the Company terminates during the performance period or before the performance goals are satisfied, the recipient will forfeit the performance shares granted with respect to such performance period. Except in the case of awards granted to covered employees, the Committee has the discretion to waive, in whole or in part, any payment limitations for performance shares that remain outstanding at a participant’s retirement or if the participant’s employment is involuntarily terminated (other than for cause, as defined in the SIP). In the case of performance shares granted to covered employees, if the participant’s service is involuntarily terminated other than for cause (as defined in the SIP) or if the participant retires, the Committee shall have no discretion to waive the requirement that the performance goals established for the awarded be achieved as a condition for payment. If the Committee waives all or any portion of such payment limitations, the performance shares will be delivered in the year following the year in which the performance period ends, at the same time as the Committee makes delivery to all other recipients of performance shares for that period.

In the event of a change in control (as defined in the SIP), the performance goals of all outstanding performance shares granted under the SIP shall be deemed to have been achieved at target levels, and a recipient shall be entitled to a pro rata distribution of shares of common stock or cash in settlement of the performance shares, based upon the number of whole months during the performance period that have elapsed prior to the date of the change in control. If the Committee has previously waived all or any portion of the payment limitations in respect to a participant’s performance shares prior to the change in control, then delivery of such performance shares shall occur either (i) in the year following the year in which the applicable performance period ends or would have ended absent the change in control, or (ii) upon the participant’s termination of employment, if earlier. Payment to any specified employee (as defined in the SIP) upon termination of employment is required to be delayed for six months in order to comply with Code Section 409A.

Prior to an actual delivery of shares of common stock in settlement of a performance shares grant, a recipient acquires no rights of a stockholder. Performance shares may not be sold, assigned, transferred or pledged or otherwise encumbered, but a recipient may designate one or more beneficiaries to whom shares of common stock covered by a grant of performance shares will be transferred in the event of the recipient’s death.

Rescission of Awards.  Under the SIP, the Committee may cancel or declare forfeited or rescind awards upon its determination that a participant has violated the terms of the SIP or the award agreement under which the award has been made. In addition, for a period of one year following the exercise, payment or delivery of an award, the Committee may rescind the award upon its determining that the participant has committed a breach of conduct (as defined in the SIP) prior to the exercise, payment or delivery of the award or within six months thereafter.

Effective Date.  If approved by the stockholders, the SIP described above, as amended and restated, will be effective as of the date of approval.

Approval of the Performance Goals

At its February 4, 2004 meeting, the Board of Directors originally approved the SIP and on April 21, 2004, the stockholders of the Company approved the SIP. Under Code Section 162(m), annual compensation in excess of $1 million paid to the Company’s covered employees is generally not deductible by the Company for federal income tax purposes. However, “performance-based compensation” is exempt from the $1 million deduction limit. In the case of compensation payable in settlement of performance units, performance shares, and restricted stock granted to covered employees under the SIP, certain conditions must be met for such compensation to qualify as “performance-based compensation” under Code Section 162(m), including stockholder approval of the material terms of the arrangement under which the compensation is paid. In addition, if the Committee has the authority to change the targets under a plan’s performance goals after stockholder approval, which is the case for the SIP, the material terms of the performance goals must be disclosed to and reapproved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the performance goals. Because the material terms of the performance goals were last approved by the Company’s stockholders in 2004, the Company is seeking reapproval of the material terms of the performance goals by stockholders at the 2009 Annual Meeting.

Under the SIP, in the case of awards of performance units, performance shares, and, if the Committee intends that a restricted stock award satisfy the performance-based compensation exception, restricted stock, the vesting of such awards will be contingent upon the achievement of performance goals established by the Committee at the time of grant based on one or more of the following criteria: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net or operating income; earnings per share; expense reductions; return on investment; combined net worth; debt to equity ratio; operating cash flow; return on total capital, equity, or assets; total stockholder return; or changes in the market price of the Company’s common stock. As amended and restated, the SIP will include the additional performance goal of “relative profitability — change in operating income over change in sales.” Under this performance goal, the Compensation Committee would establish targets for a performance period that would provide for the vesting of awards based upon (i) the percentage by which an increase in operating income for the performance period (over an earlier period of equal duration) exceeded the increase in sales over such earlier period, or (ii) the percentage by which a decrease in operating income for the performance period (compared to an earlier period of equal duration) was less than the decrease in sales for such period. The change in sales over change in operating income may also be expressed as a ratio; the increases or decreases in sales and operating income may be expressed as percentages, numerical increases or decreases, or on any objective, calculable basis. The criteria selected by the Committee from the foregoing list may relate to the Company, one or more of its affiliates, divisions, units, or any combination of the Company, its affiliates, divisions, or units. Performance goals may be based on the performance of the Company generally or relative to peer company performance and may be based on a comparison of actual performance during a performance period against budget for such period. A performance goal may include a threshold level of performance below which no vesting or payout will occur, target levels at which full vesting or a full payout will occur and (or) a maximum level at which specified additional vesting or a specified additional payout will occur. The level of achievement of a performance goal will be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee. Under the SIP, the Committee does have the discretion, to the extent such discretion is consistent with the “qualified performance-based exception” of the Code and its regulations, to make equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or a subsidiary or the financial statements of the Company or any subsidiary, or for changes in the law or accounting principles. Once a performance goal is established, the Committee has no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of the performance goal.

If this proposal is approved, the performance goals described in the preceding paragraph will continue to be used by the Committee in granting awards under the SIP to covered employees. If this proposal is not approved, the Committee will not grant additional performance units or performance shares to covered employees under the SIP and any such awards previously granted in 2009, as well as any restricted stock granted to covered employees in 2009 intended to constitute “performance-based compensation” will not become effective. As noted above, if this proposal is not approved, awards under the SIP (other than stock options and stock appreciation rights) will not constitute “performance-based” compensation under Code Section 162(m), and accordingly, may not be deductible by the Company depending on the facts and circumstances.

Certain Federal Income Tax Considerations

The following is a brief and general summary of the federal income tax consequences of transactions under the SIP based on federal income tax laws in effect on January 1, 2009. The summary does not purport to be complete, and does not address the tax consequences of a participant’s death or the state, local and foreign tax laws that may also be applicable to awards and transactions involving awards.

Stock Options.  Stock options granted under the SIP may be either ISOs as defined in Code Section 422, or Nonqualified Stock Options.

Incentive Stock Options.  ISOs granted under the SIP will be subject to the applicable provisions of the Code, including Code Section 422. If shares of common stock are issued to an optionee upon the exercise of an ISO, and if no “disqualifying disposition” of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular tax purposes, will be realized by the optionee at the date of exercise, (iii) upon sale of the shares of the common stock acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular tax purposes, as a capital gain (at varying rates depending upon the optionee’s holding period in the shares and income level) and any loss sustained will be a capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a “disqualifying disposition” of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the exercise price (the “bargain purchase element”) and the Company will generally be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a “disqualifying disposition” will be taxable as capital gain to the holder (at varying rates depending upon such holder’s holding period in the shares and income level), for which the Company will not be entitled to a federal income tax deduction. Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

Nonqualified Stock Options.  With respect to nonqualified stock options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Stock Appreciation Rights.  No income will be recognized by a recipient in connection with the grant of a SAR. When a SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any common stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction at the same time and in the same amount. If the optionee receives common stock upon the exercise of a SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under “nonqualified stock options.”

Restricted Stock.  A recipient will not realize taxable income at the time of grant of a restricted stock award, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the vesting of shares of Company common stock subject to an award, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of such shares at such time over the amount paid by the recipient, if any. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient in the taxable year in which the amount is included in the recipient’s income. Dividends paid to the recipient during the restriction period will be taxable as compensation income to the recipient at the time paid and will be deductible at such time by the Company. The recipient of a restricted stock award may, by filing an election with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award, elect to be taxed at the time of grant of the award on the excess of the then fair market value of the shares of Company common stock over the amount paid by the recipient, if any, in which case (1) the Company will be entitled to a deduction equal to the amount of ordinary income realized by the recipient in the taxable year in which the amount is included in the recipient’s income, (2) dividends paid to the recipient during the restriction period will be taxable as dividends to the recipient and not deductible by the Company, and (3) there will be no further tax consequences to either the recipient or the Company when the restrictions lapse. In the case of a recipient who is also an employee, any amount included in income will constitute wages for which withholding will be required.

Stock Units, Performance Units, and Performance Shares.  An employee who is awarded one or more stock units, performance units and/or performance shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When an employee receives payment for such awards in cash or shares of common stock, the amount of the cash and the fair market value of the shares of common stock received will be ordinary income to the employee and will be allowed as a deduction for federal income tax purposes to the Company. The Company will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid. In the case of a recipient who is an employee, any amount included in income will constitute wages for which withholding will be required.

Code Section 162(m) Limit.  As described above, Code Section 162(m) generally limits a public company’s federal income tax deduction for compensation paid to any of its “covered employees” to $1,000,000 per year. However, certain “performance-based compensation” paid to such covered employees is exempt from the $1,000,000 annual deduction limit.

The SIP is designed to enable the Company to provide grants of stock options, SARs, performance units and performance shares under the SIP to the Company’s executive officers that will satisfy the requirements of the exception of Code Section 162(m) for performance-based compensation. The SIP is also designed so that awards of restricted stock under the SIP may be made in a manner which satisfies the performance-based compensation exception of Code Section 162(m). To meet the requirements for an award to satisfy the performance-based compensation exception of Code Section 162(m), (i) the right to receive a share of common stock or cash in payment of a performance unit or performance share award, and, (ii) if the Committee intends that a restricted stock award satisfy the performance-based compensation exception, the vesting of such stock will be contingent upon the achievement of objective performance goals established by the Committee at the time of grant.

As also described above, under the SIP, a performance goal will be based on one or more of the following criteria: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net or operating income; earnings per share; expense reductions; return on investment; combined net worth; debt to equity ratio; operating cash flow; return on total capital, equity, or assets; total stockholder return; changes in the market price of the Company’s common stock; or relative profitability — change in operating income over change in sales. The criteria selected by the Committee from the foregoing list may relate to the Company, one or more of its affiliates, divisions, units, or any combination of the Company, its affiliates, divisions, or units. Performance goals may be based on the performance of the Company generally or relative to peer company performance and may be based on a comparison of actual performance during a performance period against budget for such period. A performance goal may include a threshold level of performance below which no vesting or payout will occur, target levels at which full vesting or a full payout will occur and (or) a maximum level at which specified additional vesting or a specified additional payout will occur. The level of achievement of a performance goal will be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee. Under the SIP, the Committee does have the discretion, to the extent such discretion is consistent with the “qualified performance-based exception” of the Code and its regulations, to make equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or a subsidiary or the financial statements of the Company or any subsidiary, or for changes in the law or accounting principles. Once a performance goal is established, the Committee will have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of the performance goal.

Income Tax Withholding.  Upon an employee’s realization of income from an award, the Company is generally obligated to withhold against the employee’s federal and state income and employment tax liability. Payment of the withholding obligation can be made from other amounts due from the Company to the award recipient or with shares of Company common stock owned by the recipient. If the recipient elects to tender shares of Company common stock or to reduce the number of shares the recipient is otherwise entitled to receive to satisfy the withholding obligation, the shares tendered or reduced will be treated as having been sold to the Company.

Capital Gains.  Generally, under law in effect as of January 1, 2009, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%.

Special Considerations under Code Section 409A.

Code Section 409A is effective in general for any compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Compensation deferred under a nonqualified plan prior to that date is also subject to the new requirements if the plan is “materially modified” on or after October 4, 2004. A nonqualified plan is materially modified if any new benefit or right is added to the plan or any existing benefit or right is enhanced.

If at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code Section 409A, or is not operated in accordance with those requirements, all amounts (including earnings) deferred under the plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in such participant’s gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code Section 409A, the amount also is subject to an additional income tax and enhanced interest. The additional income tax is equal to twenty percent of the amount required to be included in gross income. The interest imposed is equal to the interest at the underpayment rate specified by the Internal Revenue Service, plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

In addition, the requirements of Code Section 409A are applied as if (a) a separate plan or plans is maintained for each participant, and (b) all compensation deferred with respect to a particular participant under an account balance plan is treated as deferred under a single plan, all compensation deferred under a nonaccount balance plan is treated as deferred under a separate single plan, all compensation deferred under a plan that is neither an account balance plan nor a nonaccount balance plan (for example, equity-based compensation) is treated as deferred under a separate single plan, and all compensation deferred pursuant to an involuntary separation pay arrangement is treated as deferred under a separate single plan. Thus, if a plan failure under Code Section 409A relates only to a single participant, then only the compensation deferred by that particular participant will be includable in gross income and subject to the additional income tax and interest; but any amount deferred by the participant under a different plan of a similar basic type will be includable in the participant’s gross income and subject to the additional income tax and interest as well.

In general, stock options and SARs do not provide for a deferral of compensation subject to Code Section 409A if (i) the underlying stock is the highest value common stock of the service recipient; (ii) the exercise price is equal to and can never become less than the fair market value of the underlying stock at the time of grant; and (iii) the option or appreciation right is not modified, renewed or extended after the date of grant in a way that would cause the option to provide for a deferral of compensation or additional deferral feature. Restricted stock awards generally do not provide for a deferral of compensation subject to Code Section 409A, unless (i) the award is received more than 2 1/2 months beyond the end of the first taxable year (employee’s or employer’s, whichever is later) in which the legally binding right to such award arises and is no longer subject to a substantial risk of forfeiture and (ii) the award includes at least some shares that are not subject to a substantial risk of forfeiture at the time the award is received. In each case, the SIP has been designed with the intent that the arrangements under which participants receive stock options, SARs, and restricted stock do not provide for a “deferral of compensation” subject to Code Section 409A.

An award of stock units, performance units, or performance shares provides for a deferral of compensation subject to Code Section 409A if payment of such an award occurs more than 2 1/2 months after the end of the first taxable year (employee’s or employer’s, whichever is later) in which the legally binding right to the award arises and is no longer subject to a substantial risk of forfeiture.

Under the SIP, stock units, performance units, and performance shares are all potentially subject to Code Section 409A. Stock units are potentially subject to Code Section 409A because payment of stock units may occur on the award recipient’s termination of employment or upon a fixed date which in either case could be more than 2 1/2 months beyond the end of the first taxable year in which the stock units are no longer subject to a substantial risk of forfeiture. Under the SIP, the Committee also has the discretion to waive any or all payment limitations in respect to an award of stock units. Such a waiver could also result in the stock units being paid more than 2 1/2 months beyond the end of the first taxable year in which the stock units are no longer subject to a substantial risk of forfeiture.

Because participants are not able to submit initial deferral elections with respect to stock units or elections as to the time or form of payment of stock units, the requirements of Code Section 409A as they relate to these elections do not apply. Similarly, because stock units are only payable upon certain fixed times or events and because there is a six-month delay for payments upon termination of employment to specified employees, this arrangement satisfies the requirements under Code Section 409A regarding permissible distribution events and times. Finally, the SIP includes a provision prohibiting the acceleration of the timing or schedule of payment of stock units to any participant, except in the limited circumstances specifically permitted under Code Section 409A. Thus, the SIP has been designed with the intent that the arrangement under which participants receive stock units complies with the requirements of Code Section 409A.

Similarly, an award of performance units or performance shares under the SIP is potentially subject to Code Section 409A, because the Committee has the discretion to waive any or all payment limitations in respect to such an award. Such a waiver could result in the performance units or performance shares being paid more than 2 1/2 months beyond the end of the first taxable year in which the award is no longer subject to a substantial risk of forfeiture However, because participants are not able to submit initial deferral elections with respect to performance units or performance shares or elections as to the time or form of payment of performance units or performance shares, the requirements of Code Section 409A as they relate to these elections do not apply. Similarly, because performance units and performance shares are only payable upon certain fixed times (generally, the year after the year in which the performance period ends or would have ended) or fixed events (in certain circumstances, termination of employment) and because there is a six-month delay for payments upon termination of employment to specified employees, this arrangement satisfies the requirements under Code Section 409A regarding permissible distribution events and times. Thus, the SIP has been designed with the intent that the arrangement under which participants receive performance units and performance shares complies with the requirements of Code Section 409A.

Vote required and Board of Directors’ Recommendation

Approval of the amendments to and restatement of the SIP requires the affirmative vote of the holders of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of the outstanding shares of common stock.

Recommendation

Your Board of Directors believes that this proposal is in the best interests of BorgWarner and its stockholders and unanimously recommends that you vote FOR this proposal.

PROPOSAL 3 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Your Board of Directors proposes that the stockholders ratify the appointment of PricewaterhouseCoopers LLP, its member firms, and their respective affiliates (collectively, “PwC”) as the Company’s independent registered public accounting firm for the 2009 fiscal year. With respect to Proposal 3, and stockholder ratification of the selection of our auditors, ratification requires the affirmative vote of a majority of the votes present or represented at the meeting. Accordingly, an abstention or a broker nonvote will have the effect of a vote against this proposal.

If the appointment of PwC as auditors for 2009 is not ratified by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for 2009 will stand unless the Audit Committee finds other good reason for making a change.

The Board of Directors anticipates that representatives of PwC will be present at the meeting to respond to appropriate questions, and will have an opportunity, if they desire, to make a statement.

Recommendation

Your Board of Directors believes that this proposal is in the best interests of BorgWarner and its stockholders and unanimously recommends that you vote FOR this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The aggregate fees including expenses billed to us for the years ended December 31, 2008 and 2007 for professional services performed by Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm for each of those years, were as follows:

	2008	2007

Audit Fees and Expenses	$4,145,888	$4,268,900
Audit-Related Fees	$372,384	$253,700
Tax Fees	$236,652	$362,000
All Other Fees Totals	—	—

	$4,754,924	$4,884,600

Your Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by your Audit Committee.

In connection with the selection of the Company’s independent auditor for the fiscal year ending December 31, 2009, the Audit Committee of the Company’s Board of Directors solicited proposals from the four major accounting firms and conducted an extensive evaluation process. Following this process, on October 6, 2008, your Audit Committee (i) elected to replace, and thereby dismissed, Deloitte as its independent auditor for the Company’s fiscal year ended December 31, 2009, and (ii) appointed PwC to serve as the Company’s independent auditor for 2009. Deloitte continued as the Company’s auditor for the fiscal year ended December 31, 2008. With the filing on February 12, 2009 of the Company’s Annual Report of Form 10-K for the year ended December 31, 2008, Deloitte was dismissed as the Company’s independent auditor and the Company’s auditor — client relationship with Deloitte effectively ceased.

Deloitte’s audit report dated February 12, 2009 on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report included an emphasis of a matter indicating that as discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting in 2007 for income taxes as a result of adopting FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, and in 2006 for defined benefit pension and other postretirement plans as a result of adopting SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. The audit report of Deloitte dated February 12, 2009 on the effectiveness of internal control over financial reporting as of December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2009 through February 12, 2009, (i) there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte provided us with a letter stating that they agree that there were no such disagreements during our last two fiscal years and the subsequent interim period from January 1, 2009 through February 12, 2009 and we filed a copy of such letter under cover of a Form 8-K/A within the time period prescribed by the SEC.

During the two most recent fiscal years and the subsequent interim period from January 1, 2009 through February 12, 2009, neither the Company nor anyone acting on behalf of the Company, consulted PwC regarding any of the matters or events set forth in Item 3.04 (a)(2) of Regulation S-K.

Your Board of Directors anticipates that representatives of Deloitte will be present at the meeting to respond to appropriate questions, and will have an opportunity, if they desire, to make a statement.

OTHER INFORMATION

The Company is not aware of any business to come before this annual meeting other than the matters described in this proxy statement. However, if any other matters should properly come before this meeting, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies through the internet and by use of the mails, proxies may be solicited by directors, officers and regularly engaged employees of the Company. None of these directors, officers or employees will receive any extra compensation for doing this. We have also retained Georgeson to assist us in soliciting proxies for a fee of $8,500 plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward solicitation material and will be reimbursed by the Company upon request for their reasonable out-of-pocket expenses.

Stockholder Proposals

Stockholder proposals which are intended to be presented at the 2010 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company on or before November 23, 2009, for inclusion in the proxy statement relating to that meeting.

A stockholder who intends to present business, including the election of a director, at the 2010 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s Amended and Restated By-Laws. Among other things, under the Company’s Bylaws to bring business before an annual meeting a stockholder must give written notice to the Secretary of the Company not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, for stockholder proposals to be presented other than pursuant to Rule 14a-8, the Company must receive notice no sooner than December 29, 2009, and no later than January 28, 2010. The notice should contain (a) as to each person whom the stockholder proposes to nominate for election as director, all information that is required to be disclosed in solicitations of proxies for election of directors under the securities laws, including the person’s written consent to serve as a director if elected, and (b) as to any other business: the reason for conducting such business; any material interest in such business the stockholder has; the name and address of the stockholder proposing such business as it appears in the Company’s books; and the number of shares of the Company that are beneficially owned by the stockholder. Stockholders should consult the Company’s Amended and Restated By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

Through its website (www.borgwarner.com), the Company makes available, free of charge, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Corporate Governance Committee Charter; the Company’s Corporate Governance Guidelines; the Company’s Code of Ethical Conduct; and the Company’s Code of Ethics for CEO and Senior Financial Officers. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Investor Relations, 3850 Hamlin Road, Auburn Hills, Michigan 48326.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

ANNEX A

PROPOSED AMENDMENT TO
BORGWARNER INC. AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

Section 1.  Purpose.

The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors and to provide the Company and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company’s businesses and increases in stockholder value.

Section 2.  Definitions.

For purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company and designated by the Committee as such.

(b) “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Stock Unit, Performance Unit, or Performance Share.

(c) “Award Agreement” means a written agreement or notice memorializing the terms and conditions of an Award granted pursuant to the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Breach of Conduct” means, for purposes of the Plan, any of the following: (i) actions by the participant resulting in the termination of the participant’s employment with the Company or any Affiliate for Cause, (ii) the participant’s violation of the Company’s Code of Ethical Conduct where such business standards have been distributed or made available to the participant, (iii) the participant’s unauthorized disclosure to a third party of confidential information, intellectual property, or proprietary business practices, processes, or methods of the Company; or willful failure to protect the Company’s confidential information, intellectual property, proprietary business practices, processes, or methods from unauthorized disclosure, or (iv) the participant’s soliciting, inducing, or attempting to induce employees of the Company and its Affiliates to terminate their employment with the Company or an Affiliate.

(f) “Cause” has the meaning set forth in Section 6(i).

(g) “CEO” means the chief executive officer of the Company or any successor corporation.

(h) “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 12(b) and (c), respectively.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Commission” means the Securities and Exchange Commission or any successor agency.

(k) “Committee” means the Committee referred to in Section 3.

(l) “Company” means BorgWarner Inc., a Delaware corporation.

(m) “Disability” means, with respect to any Award recipient, that the recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident or health plan covering the Company’s employees, or (iii) is determined to be permanently disabled by the Social Security Administration. “Disability” shall be determined by the plan administrator of the RSP under the disability claims procedures of the RSP but applying the foregoing definition of “Disability” and subject to final review and approval by the Committee in the case of a participant who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o) “Fair Market Value” means, as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

(p) “Freestanding Stock Appreciation Right” means a Stock Appreciation Right granted under Section 7 without relationship to a Stock Option.

(q) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(r) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s) “Performance Goals” means a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net or operating income; earnings per share; expense reductions; return on investment; combined net worth; debt to equity ratio; operating cash flow; return on total capital, equity, or assets; total shareholder return; economic value; changes in the market price of the Common Stock; or relative profitability — change in operating income over change in sales. The criteria selected by the Committee may relate to the Company, one or more of its Affiliates or one or more of its business units, or any combination thereof. The Performance Goals so selected by the Committee may be based solely on the performance of the Company, its Affiliates, or business units, or any combination thereof, or may be relative to the performance of one or more peer group companies, indices, or combination thereof. A Performance Goal may include a threshold level of performance below which no payout or vesting will occur, target levels of performance at which a full payout or full vesting will occur, and/or a maximum level of performance at which a specified additional payout or vesting will occur. Each of the foregoing Performance Goals shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a recipient upon attainment of a Performance Goal.

(t) “Performance Period” means the period of one (1) year or longer established by the Committee in connection with the grant of an Award for which the Committee has established Performance Goals.

(u) “Performance Unit” means an Award granted under Section 10, the value of which is expressed in terms of cash or in property other than Stock.

(v) “Performance Share” means an Award granted under Section 11, the value of which is expressed in terms of, or valued by reference to, a share of Stock.

(w) “Plan” means the BorgWarner Inc. 2004 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(x) “Restricted Stock” means an award granted under Section 8.

(y) “Restricted Stock Agreement” means an Award Agreement memorializing the terms and conditions of a grant of Restricted Stock.

(z) “Retirement” means, in the case of Section 8 (Restricted Stock), Section 9 (Stock Units), Section 10 (Performance Units), and Section 11 (Performance Shares), the participant’s termination of employment with the Company and all Affiliates (i) on or after the last day of the calendar month coincident with or immediately following the day on which the participant attains age 65, or age 60 if the participant has been credited with at least 15 years of service as determined under the RSP, or (ii) with the written consent of the Company that such termination of employment shall constitute retirement. In the case of Section 6 (Stock Options) and Section 7 (Stock Appreciation Rights), “Retirement” means the participant’s termination of employment with the Company and all Affiliates on or after the last day of the calendar month coincident with or immediately following the day on which the participant attains (i) age 65, or (ii) age 60 if the participant has been credited with at least 15 years of service as determined under the RSP.

(aa) “RSP” means the BorgWarner Inc. Retirement Savings Plan.

(bb) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time or any successor definition adopted by the Commission.

(cc) “Specified Employee” means a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code and using the methodology selected by the Company from time to time (including any permitted alternate means selected by the Company to identify specified employees), or if none, the default methodology provided by applicable Income Tax Regulations).

(dd) “Stock” means common stock, par value $.01 per share, of the Company that as of the date of grant of an Award, has the highest aggregate value of any class of common stock of the Company outstanding or a class of common stock substantially similar to such class of stock (ignoring differences in voting rights). In addition, Stock does not include any stock of the Company that provides a preference as to dividends or liquidation rights.

(ee) “Stock Appreciation Right” means a right granted under Section 7.

(ff) “Stock Option” means an option granted under Section 6 to purchase one or more shares of Stock.

(gg) “Stock Unit” means a right granted under Section 9.

(hh) “Tandem Stock Appreciation Right” means a Stock Appreciation Right granted under Section 7 in conjunction with a Stock Option.

(ii) “Termination of Employment” means the termination of the participant’s employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. In the case of a participant who is a director but not an employee of the Company or any subsidiary or Affiliate, “Termination of Employment” means the termination of the participant’s services as a member of the Board. For purposes of Section 12(a)(iv) hereof, a Termination of Employment” must constitute a “Separation from Service” for purposes of Code Section 409A.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

Section 3.  Administration.

The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than three (3) members of the Board, each of whom shall be appointed by and serve at the pleasure of the Board and who shall also be “non-employee directors” within the meaning of Rule 16b-3, “independent directors” within the meaning of any applicable stock exchange rule, and to the extent that the Committee has resolved to take actions necessary to enable compensation arising with respect to Awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, “outside directors” within the meaning of Section 162(m) of the Code.

With respect to Awards granted to members of the Board who are not officers or employees of the Company, a subsidiary, or an Affiliate, the Plan shall be administered by the Committee subject to the approval of a majority of all members of the Board (including members of the Committee) who are “non-employee directors” within the meaning of Rule 16b-3, and “independent directors” with the meaning of any applicable stock exchange rule. With respect to such Awards, all references to the “Committee” contained in the Plan shall be deemed and construed to mean the Committee, the decisions of which shall be subject to the approval of a majority of such members of the Board who are both “non-employee directors within the meaning of Rule 16b-3 and “independent directors” within the meaning of any applicable stock exchange rule.

The Committee shall have full authority to grant Awards pursuant to the terms of the Plan to officers, employees and directors of the Company and its subsidiaries and Affiliates.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a) to select the officers, employees and directors to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Awards are to be granted hereunder and the type or types of Awards to be granted;

(c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 6(a)), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

(e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

(f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

(g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 6(j).

The Committee may authorize the CEO to grant Awards pursuant to the terms of the Plan covering up to ten thousand (10,000) shares of Stock per individual, per year, to officers and employees of the Company and its subsidiaries and Affiliates who are not (i) subject to Section 16 of the Exchange Act, nor (ii) “covered employees” within the meaning of Code Section 162(m)(3). Any such authorization so made shall be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive-compensation plans and equity-based plans. When such authorization is so made by the Committee, the CEO shall have the authority of the Committee described in Sections 3(a), 3(b), 3(c), and 3(d) of the Plan with respect to the granting of such Awards; provided, however, that the Committee may limit or qualify such authorization in any manner it deems appropriate.

The Committee may also authorize the CEO to grant Awards pursuant to the terms of the Plan covering up to ten thousand (10,000) shares of Stock per individual, as an inducement to an individual to accept an offer of employment, including Awards to individuals who may become, upon accepting an offer of employment, (i) officers of the Company and its subsidiaries and Affiliates who are subject to Section 16 of the Exchange Act, or (ii) “covered employees” within the meaning of Code Section 162(m)(3). Any such authorization so made shall be consistent with recommendations made by the Board’s Compensation Committee to the Board regarding non-CEO compensation, incentive-compensation plans and equity-based plans. When such authorization is so made by the Committee, the CEO shall have the authority of the Committee described in Sections 3(a), 3(b), 3(c), and 3(d) of the Plan with respect to the granting of such Awards; provided, however, that the Committee may limit or qualify such authorization in any manner it deems appropriate.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate all or a portion of the administration of the Plan to one or more officers of the Company, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or to cease to constitute “qualified performance-based compensation within the meaning of Section 1.162-27(e) of the Income Tax Regulations in instances where the Committee has intended that an Award so qualify, and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

In addition to such other rights of indemnification from the Company as they may have, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except that such member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 4.  Stock Subject To Plan; Individual Limitations.

(a) Subject to adjustment as provided herein, the total number of shares of Stock of the Company available for Awards under the Plan, including with respect to Incentive Stock Options, shall be twelve million, five hundred thousand (12,500,000) shares.

(b) No “covered employee,” as such term is defined in Section 162(m) of the Code, shall in any fiscal year of the Company be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, or Performance Shares covering more than three hundred thousand (300,000) shares of Stock (including grants of Stock Options, Stock Appreciation Rights, Stock Units, or Performance Shares that are paid or payable in cash), but excluding from this limitation (i) any additional shares of Stock credited to the participant as dividend equivalents on Awards, (ii) cash or stock dividends on Restricted Stock that are paid or credited to a participant as additional Restricted Stock, and (iii) dividend equivalents that are paid or credited to a participant on Stock Units. No “covered employee,” as such term is defined in Section 162(m) of the Code, shall in any fiscal year of the Company be granted Performance Units of a value exceeding when paid six million dollars ($6,000,000) in cash or in property other than Stock, but excluding from this limitation including any additional amounts credited to the participant as interest or dividend equivalents.

(c) The Stock to be delivered under the Plan may be made available from authorized but unissued shares of Stock, treasury stock, or shares of Stock purchased on the open market.

(d) With respect to Awards under the Plan,

(i) If any shares of Restricted Stock are forfeited, any Stock Option or Stock Appreciation Right is forfeited, cancelled or otherwise terminated without being exercised, or if any Stock Option or Stock Appreciation Right (whether granted alone or in conjunction with a Stock Option) is exercised for or paid in cash, shares subject to such Awards that are forfeited, cancelled, terminated without being exercised, or paid in cash shall again be available for distribution in connection with Awards under the Plan;

(ii) If any Stock Unit, Performance Unit, or Performance Share is cancelled, forfeited, terminates in whole or in part without the delivery of Stock or is paid in cash, shares subject to such Awards that are so cancelled, forfeited, terminated or paid in cash shall again be available for distribution in connection with Awards under the Plan;

(iii) If an Award recipient tenders shares of previously-acquired Stock in satisfaction of applicable withholding tax obligations, or if any shares of Stock covered by an Award are not delivered to the Award recipient because such shares are withheld to satisfy applicable withholding tax obligations, such shares shall again be available for further Award grants under the Plan; and

(iv) If an Award recipient tenders shares of previously-acquired Stock in payment of the option price upon exercise of a Stock Option or if shares of Stock are withheld in payment of the option price, the number of shares represented thereby shall again be available for further Award grants under the Plan.

(e) Subject to Sections 6(l) and 7(f), below, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 5.  Eligibility.

Officers, employees and directors of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates, as determined by the Committee, are eligible to be granted Awards under the Plan. However, no grant of Incentive Stock Options, Performance Units, or Performance Shares shall be made to a director who is not an officer or a salaried employee of the Company, a subsidiary, or an Affiliate.

Section 6. Stock Options.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

A Stock Option shall entitle the optionee to purchase one or more shares of Stock, pursuant to the terms and provisions of the Plan and the applicable Award Agreement. The Committee shall have the authority to grant participants Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights), provided however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement providing for the grant of Stock Options shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written Award Agreement or Award Agreements shall be duly executed and delivered by the Company to the participant.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Award Agreement, and shall not be and shall never become less than the Fair Market Value of the Stock subject to the Stock Option on the date of grant.

(b) Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted.

(c) Exercisability.  Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(d) Method of Exercise.  Subject to the provisions of this Section 6, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the Award Agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or (iii) by a combination thereof, in each case in the manner provided in the Award Agreement.

In the discretion of the Committee and if not prohibited by law, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company or its agent, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

No shares of Stock shall be issued until full payment of the option exercise price has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 16(a), but shall have no rights of a stockholder of the Company prior to such notice of exercise, full payment, and if requested providing the representation described in Section 16(a).

(e) Transferability of Stock Options.  No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution, or, in the Committee’s discretion, pursuant to a written beneficiary designation, (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), or (iii) in the Committee’s discretion, pursuant to a gift to such optionee’s “immediate family” members directly, or indirectly by means of a trust, partnership, or limited liability company. Subject to the terms of this Plan and the relevant Award Agreement, all Stock Options shall be exercisable only by the optionee, guardian, legal representative or beneficiary of the optionee or permitted transferee, it being understood that the terms “holder” and “optionee” include any such guardian, legal representative or beneficiary or transferee. For purposes of this Section 6(e), “immediate family” shall mean, except as otherwise defined by the Committee, the optionee’s spouse, children, siblings, stepchildren, grandchildren, parents, stepparents, grandparents, in-laws and persons related by legal adoption. Such transferees may transfer a Stock Option only by will or by the laws of descent and distribution. In no event may a participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution. The transfer of Stock Options to a third party for value is prohibited.

(f) Termination by Death.  If an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one (1) year (or such other period as the Committee may specify in the Award Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g) Termination by Reason of Disability.  If an optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such shorter period as the Committee may specify in the Award Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h) Termination by Reason of Retirement.  If an optionee’s employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three (3) years (or such shorter period as the Committee may specify in the Award Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

(i) Other Termination.  Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of one (1) year from the date of such Termination of Employment or the balance of such Stock Option’s term if such Termination of Employment of the optionee is involuntary and without Cause; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option. Unless otherwise determined by the Committee, for the purposes of the Plan “Cause” shall mean (i) the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the participant’s employment duties or (iii) willful and deliberate failure on the part of the participant to perform his employment duties in any material respect.

(j) Cashing Out of Stock Option.  On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which to the Option is being exercised on the effective date of such cash out.

(k) Change in Control Cash Out.  During the sixty-day (60-day) period from and after a Change in Control (the “Exercise Period”), the Committee may, but shall not be required to, permit an Optionee with respect to any outstanding Stock Option, whether or not the Stock Option is fully exercisable, and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the “Spread”) multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 6(k) shall have been exercised; provided, however, that if the Change in Control is within six (6) months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such optionee with respect to such Stock Option prior to six (6) months from the date of grant. Notwithstanding any other provision hereof, if the end of such sixty-day period from and after a Change in Control is within six (6) months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six (6) months and one (1) day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Stock granted under the Stock Option.

(l) Modification.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, no Modification shall be made in respect to any Stock Option if such Modification would result in the Stock Option constituting a deferral of compensation or having an additional deferral feature.

(m) Subject to Subsection (n) below, a “Modification” for purposes of Subsection (l), above, shall mean any change in the terms of a Stock Option (or change in the terms of the Plan or applicable Award Agreement) that may provide the holder of the Stock Option with a direct or indirect reduction in the exercise price of the Stock Option or an additional deferral feature, or an extension or renewal of the Stock Option, regardless of whether the holder in fact benefits from the change in terms. An extension of a Stock Option refers to the granting to the holder of an additional period of time within which to exercise the Stock Option beyond the time originally prescribed. A renewal of a Stock Option is the granting by the Company of the same rights or privileges contained in the original Award Agreement for the Stock Option on the same terms and conditions.

(n) Notwithstanding Subsection (m) above, it shall not be a Modification to change the terms of a Stock Option in any of the ways or for any of the purposes specifically described in published guidance of the Internal Revenue Service as not resulting in a modification, extension or renewal of a stock right or the granting of a new stock right.

(o) Subsequent to its grant, the exercise period of a Stock Option shall not be extended to a date that is later than the earlier of (i) the date on which the Option would expire by its original terms, or (ii) the 10th anniversary of the original date of grant.

(p) Except for adjustments as permitted by Section 4(e), once granted hereunder, the option price of a Stock Option shall not be adjusted. The substitutions and adjustments permitted by Section 4(e) shall be limited to those substitutions and adjustments which will not result in the Stock Option, as substituted or adjusted, constituting a “deferral of compensation” within the meaning of Code Section 409A.

(q) Notwithstanding any provision herein to the contrary, the repricing of a Stock Option is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Option at a time when its exercise price is greater than the Fair Market Value of the underlying shares of Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 4(e) above. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

Section 7.  Stock Appreciation Rights.

(a) Grant and Exercise.  Stock Appreciation Rights may be granted as Awards under the Plan as either Freestanding Stock Appreciation Rights or Tandem Stock Appreciation Rights. Freestanding Stock Appreciation Rights may be granted alone or in addition to other Awards under the Plan. Tandem Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. Tandem Stock Appreciation Rights may be granted only at the time of grant of the related Stock Option. Each grant of a Stock Appreciation Right shall be confirmed by, and be subject to the terms of, an Award Agreement.

(b) Freestanding Stock Appreciation Rights.  A Freestanding Stock Appreciation Right granted pursuant to Section 7(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price of a Freestanding Stock Appreciation Right shall not be and shall never become less than the Fair Market Value of a share of Stock on date of grant. A Freestanding Stock Appreciation Right shall entitle the holder, upon receipt of such right, to a cash payment determined by multiplying (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a share of Stock on the date of exercise of the Freestanding Stock Appreciation Right, by (ii) the number of shares of Stock as to which such Freestanding Stock Appreciation Right shall have been exercised. A Freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Stock as to which Freestanding Stock Appreciation Right is being exercised.

(c) Tandem Stock Appreciation Rights.  A Tandem Stock Appreciation Right may be exercised by an optionee in accordance with Section 7(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(d). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Tandem Stock Appreciation Right have been exercised.

(d) Tandem Stock Appreciation Rights Terms and Conditions. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) The base price of a Tandem Stock Appreciation Right shall not be and shall never become less than the exercise price of the related Stock Option on date of grant. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 6 and this Section 7. A Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the forfeiture, termination, or exercise of the related Stock Option.

(ii) Upon the exercise of a Tandem Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii) Tandem Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 6(e).

(iv) Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Tandem Stock Appreciation Right at the time of exercise based on the value of the Tandem Stock Appreciation Right at such time.

(e) In the case of any Stock Appreciation Right providing for, or in which the Committee has determined to make payment in whole or in part in Stock, the holder thereof shall have no rights of a stockholder of the Company prior to the proper exercise of such Stock Appreciation Right, and if requested, prior to providing the representation described in Section 16(a), and the issuance of Stock in respect thereof.

(f) Modification.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation or having an additional deferral feature.

(g) Subject to Subjection (h) below, a “Modification” for purposes of Subsection (f), above, shall mean any change in the terms of an Stock Appreciation Right (or change in the terms of the Plan or applicable Award Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the base price of the Stock Appreciation Right, or an additional deferral feature, or an extension or renewal of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms. An extension of a Stock Appreciation Right refers to the granting to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed. A renewal of a Stock Appreciation Right is the granting by the Company of the same rights or privileges contained in the original Award Agreement for the Stock Appreciation Right on the same terms and conditions.

(h) Notwithstanding Subsection (g) above, it shall not be a Modification to change the terms of a Stock Appreciation Right in any of the ways or for any of the purposes specifically described in published guidance of the Internal Revenue Service as not resulting in a modification, extension or renewal of a stock right or the granting of a new stock right.

(i) Subsequent to its grant, no Stock Appreciation Right shall be extended to a date that is later than the earlier of (i) the date on which the Stock Appreciation Right would expire by its original terms, or (ii) the 10th anniversary of the original date of grant.

(j) Except for adjustments as permitted by Section 4(e), once granted hereunder, the base price of a Stock Appreciation Right shall not be adjusted. The substitutions and adjustments permitted by Section 4(e) shall be limited to those substitutions and adjustments which will not result in the Stock Appreciation Right, as substituted or adjusted, constituting a “deferral of compensation” within the meaning of Code Section 409A.

(k) Notwithstanding any provision herein to the contrary, the repricing of a Stock Appreciation Right is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its base price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right at a time when its base price, is greater than the Fair Market Value of the underlying shares of Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 4(e) above. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

Section 8.  Restricted Stock.

(a) Administration.  Shares of Restricted Stock may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers, employees, and directors to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 8(c). Each grant of Restricted Stock shall be confirmed by, and be subject to the terms of a Restricted Stock Agreement.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance measures of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon such other factors or criteria as the Committee shall determine. Where the grant or vesting of Restricted Stock is subject to the attainment of one or more Performance Goals, such shares of Restricted Stock shall be released from such restrictions only after the attainment of such Performance Goals has been certified by the Committee.

The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Awards and Certificates.  Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 2004 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Restricted Stock Agreement are on file at the headquarters offices of BorgWarner Inc.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

(c) Terms and Conditions.  Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the applicable Restricted Stock Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the participant or of the Company or the subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine.

(ii) Except as provided in this paragraph (ii) and Section 8(c)(i) and the applicable Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee and set forth in the applicable Restricted Stock Agreement, and subject to Section 16(g) of the Plan, (1) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock based upon the Fair Market Value per share of Stock on the dividend payment date (or in the event no trading is reported for the dividend payment date, based upon the Fair Market Value per share of Stock for the most recent prior date for which trading for Stock was reported on the New York Stock Exchange Composite Tape), and (2) dividends payable in Stock shall be paid in the form of Restricted Stock. Any cash dividend so reinvested or share dividend so payable shall vest at the same time as the Restricted Stock to which it relates. Absent such a provision regarding dividends in the applicable Restricted Stock Agreement, any dividend payable with respect to Restricted Stock shall be paid to the Participant no later than the end of the calendar year in which the same dividends on Stock are paid to stockholders of Stock, or if later, the 15th day of the third month following the date on which the same dividends on Stock are paid to the Stock’s stockholders.

(iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8(c)(i), 8(c)(iv) and 12(a)(ii), upon a participant’s Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

(iv) Except to the extent otherwise provided in Section 12(a)(ii), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such participant’s shares of Restricted Stock; provided however, that in the case of Restricted Stock granted to a “covered employee” within the meaning of Section 162(m)(3) of the Code that is intended to constitute “qualified performance-based compensation,” the Committee shall have no discretion to waive the requirement that the applicable Performance Goals be achieved in accordance with the original terms of the Award.

(v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

Section 9.  Stock Units.

(a) Administration.  A Stock Unit is the grant of a right to receive a share of Stock or the Fair Market Value in cash of a share of Stock, in the future, at such time and upon such terms as the Committee shall establish. Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers, employees, and directors to whom and the time or times at which grants of Stock Units will be awarded, the number of Stock Units to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards in addition to those contained in Section 9(b). The provisions of Stock Units Awards need not be the same with respect to each recipient. Each grant of Stock Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Stock Units shall be subject to the following terms and conditions.

(i) Subject to the provisions of the Plan and the applicable Award Agreement, Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 9(b)(iii) and 12(a)(iii), upon a participant’s Termination of Employment for any reason prior to the date on which Stock Units awarded to the participant shall have vested, all rights to receive cash or Stock in payment of such Stock Units shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iii), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant’s Stock Units.

(iv) In any case in which the Committee has waived, in whole or in part, any or all remaining payment limitations with respect to any or all of a participant’s Stock Units, payment of such participant’s Stock Units shall occur on the time(s) or event(s) otherwise specified pursuant to Subsection (vii) in such participant’s Award Agreement

(v) With respect to any grant of Stock Units, the recipient of such grant shall acquire no rights of a shareholder of Stock unless and until the recipient becomes the holder of shares of Stock delivered to such recipient with respect to such Stock Units.

(vi) The Committee may in its discretion provide that a participant shall be entitled to receive dividend equivalents on outstanding Stock Units. Such dividend equivalents may, as determined by the Committee at the time the Award is granted, be (i) paid in cash, (ii) credited to the participant as additional Stock Units, or (iii) any combination of cash and additional Stock Units. If dividend equivalents are credited to the participant as additional

Stock Units, the number of additional Stock Units that shall be credited to the participant with respect to any dividend on Stock shall not exceed the amount that is the result of multiplying the number of Stock Units credited to the participant on the dividend record date by the dividend paid on each share of Stock, and then dividing this amount by the price per share of Stock on the dividend payment date. For this purpose, the price per share of Stock shall be its Fair Market Value for the dividend payment date. In the event no trading is reported for the dividend payment date, the price per share of Stock shall be the Fair Market Value for the most recent prior date for which trading for Stock was reported on the New York Stock Exchange Composite Tape. A Stock Unit credited to a recipient as a dividend equivalent shall vest at the same time as the Stock Unit to which it relates. Any credit of dividend equivalents shall be subject to Section 16(g) of the Plan. Any dividend payable with respect to Stock Units that the Committee has determined shall be paid in cash shall be paid to the Participant no later than the end of the calendar year in which the same dividends on Stock are paid to stockholders of Stock, or if later, the 15th day of the third month following the date on which the same dividends on Stock are paid to the Stock’s stockholders.

(vii) The Award Agreement for each award of Stock Units shall specify the time(s) or event(s) of payment of vested Stock Units, which time(s) or event(s) shall be limited to one or more of the following: (1) the date on which the Stock Units shall have vested, (2) the date of the Award recipient’s Termination of Employment, or (3) a specified date. In the case of an Award of Stock Units providing for payment upon the vesting of the Stock Units, payment shall be made as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which occurs the vesting of the Stock Units. In the case of an Award of Stock Units providing for payment upon Termination of Employment, payment shall be made on or after the Termination of Employment in the year in which the Termination of Employment occurs, except that in the case of a Specified Employee, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs, or, if earlier, the date of the Award recipient’s death. In the case of an Award of Stock Units providing for a specified date for payment, payment shall be made as soon as practicable on or after the specified date, but in no event no later than December 31 of the year in which the specified date occurs.

(viii) On the time(s) or event(s) specified in the applicable Award Agreement for the payment of cash or Stock with respect to vested Stock Units, the Committee shall cause to be delivered to the participant, (A) a number of shares of Stock equal to the number of vested Stock Units, or (B) cash equal to the Fair Market Value of such number of shares of Stock, the form of payment determined by the Committee in its discretion or as provided by in the applicable Award Agreement.

(ix) Notwithstanding any other provision of this Plan to the contrary, the time(s) or event(s) for payment of Stock Units specified pursuant to Subsection (viii), above, shall not be accelerated for any reason, other than as specifically provided in Code Section 409A and the guidance issued thereunder.

Section 10.  Performance Units.

(a) Administration.  Performance Units may be awarded to officers and employees of the Company, its subsidiaries and Affiliates, either alone or in addition to other Awards under the Plan. The Committee shall determine the officers and employees to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 10(b). Each grant of Performance Units shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Performance Units shall be subject to the following terms and conditions.

(i) The Committee may, prior to or at the time of the grant, designate Performance Units, in which event it shall condition payment with respect thereto to the attainment of Performance Goals. The Committee may also condition Performance Unit payments upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the applicable Award Agreement, Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 10(b)(iii) and 12(a)(iv), upon a participant’s Termination of Employment for any reason during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Units shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iv), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant’s Performance Units; provided however, that in the case of Performance Units granted to a “covered employee” within the meaning of Section 162(m)(3) of the Code, the Committee shall have no discretion to waive the requirement that the applicable Performance Goals be achieved in accordance with the original terms of the Award.

(iv) In any case in which the Committee has, prior to the expiration of the Performance Period, waived, in whole or in part, any or all payment limitations with respect to a participant’s Performance Units, such participant shall receive payment with respect to his or her Performance Units in the year following the year in which the Performance Period ends or would have ended, at the same time as the Committee has provided for payment to all other Award recipients.

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Units granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a cash payment equal in amount to the cash value of the Performance Units, or (B) shares of Stock equal in value to the cash value of the Performance Units, the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. If Performance Units may, or are to be paid in Stock, the Committee shall designate in the applicable Award Agreement a method of converting the Performance Units into Stock based on the Fair Market Value of the Stock. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

Section 11.  Performance Shares.

(a) Administration.  Performance Shares may be awarded to officers and employees of the Company, its subsidiaries and Affiliates, either alone or in addition to other Awards under the Plan. The Committee shall determine the officers and employees to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any participant, the duration of the Performance Period and any other terms and conditions of the Award, in addition to those contained in Section 11(b). Each grant of Performance Shares shall be confirmed by, and be subject to, the terms of an Award Agreement.

(b) Terms and Conditions.  Performance Shares shall be subject to the following terms and conditions.

(i) The Committee may, prior to or at the time of the grant, designate Performance Shares, in which event it shall condition payment with respect thereto to the attainment of Performance Goals. The Committee may also condition Performance Share payments upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the applicable Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period.

(ii) Except to the extent otherwise provided in the applicable Award Agreement and Sections 11(b)(iii) and 12(a)(iv), upon a participant’s Termination of Employment for any reason during the Performance Period or before any applicable Performance Goals are satisfied, all rights to receive cash or Stock in payment of the Performance Shares shall be forfeited by the participant.

(iii) Except to the extent otherwise provided in Section 12(a)(iv), in the event that a participant’s employment is involuntarily terminated (other than for Cause), or in the event of a participant’s Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all such participant’s Performance Shares; provided however, that in the case of Performance Shares granted to a “covered employee” within the meaning of Section 162(m)(3) of the Code, the Committee shall have no discretion to waive the requirement that the applicable Performance Goals be achieved in accordance with the original terms of the Award.

(iv) In any case in which the Committee has waived, in whole or in part, prior to the expiration of the Performance Period, any or all payment limitations with respect to a participant’s Performance Shares, such participant shall receive payment with respect to his or her Performance Shares in the year following the year in which Performance Period ends, at the same time as the Committee has provided for payment to all other Award recipients.

(v) At the expiration of the Performance Period, the Committee shall evaluate the extent to which the Performance Goals for the Award have been achieved and shall determine the number of Performance Shares granted to the participant which shall have been earned, and the cash value thereof. The Committee shall then cause to be delivered to the participant (A) a number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Stock, the form of payment determined by the Committee in its discretion or as provided in the applicable Award Agreement. Payment shall occur as soon as administratively practicable thereafter, but in no event later than March 15 of the year following the year in which the Performance Period ends.

Section 12.  Change in Control Provisions.

(a) Impact of Event.  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(ii) The restrictions applicable to any outstanding Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(iii) The restrictions applicable to any outstanding Stock Units shall lapse, and such Stock Units shall become free of all restrictions and become fully vested. Payment for Stock Units that have vested as a result of this Section 12(a)(iii) shall occur on the time(s) or event(s) otherwise specified in the Award recipient’s Award Agreement.

(iv) The restrictions applicable to any outstanding Performance Units and Performance Shares shall lapse, the Performance Goals of all such outstanding Performance Units and Performance Shares shall be deemed to have been achieved at target levels, the relevant Performance Period shall be deemed to have ended on the effective date of the Change of Control, and all other terms and conditions thereto shall be deemed to have been satisfied. If due to a Change in Control, a Performance Period is shortened, the target Performance Award initially established for such Performance Period shall be prorated by multiplying the initial target Performance Award by a fraction, the numerator of which is the actual number of whole months in the shortened Performance Period and the denominator of which is the number of whole months in the original Performance Period. Payment for such Performance Units and Performance Shares that vest as a result of the Change in Control shall be made in cash or Stock (as determined by the Committee) as promptly as is practicable upon such vesting, but in no event later than March 15 of the year following the year in which the Performance Units and Performance Shares shall have vested pursuant to this Section 12. Payment for Performance Units and Performance Shares that have vested prior to the Change in Control as a result of the Committee’s waiver of payment limitations prior to the date of the Change in Control shall be made in cash or Stock (as determined by the Committee) in the year following the year in which the Performance Period would have otherwise ended absent a Change in Control, or if earlier (ii) as soon as practicable in the year in which the Award recipient’s Termination of Employment occurs; provided however, that in the case of a “Specified Employee” who becomes entitled to payment of Performance Units or Performance Shares under this Section 12 by reason of his or her Termination of Employment, payment shall be made on the first day of the seventh month following the month in which such Termination of Employment occurs, or, if earlier, the date of the Specified Employee’s death.

(b) Definition of Change in Control.  For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act )(a “Person”’) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (b), the following acquisitions shall not constitute a Change in Control: (W) any acquisition directly from the Company, (X) any acquisition by the Company, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 12(b); or (ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation by the Company of a reorganization, statutory share exchange, merger or consolidation or similar transaction involving the Company or any of its Subsidiaries or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity by the Company or any of its Subsidiaries (each of the foregoing, a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c) Change in Control Price.  For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the sixty-day (60-day) period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that (X) in the case of a Stock Option which (I) is held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act and (II) was granted within two hundred forty (240) days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised or cancelled and (Y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

Section 13.  Term, Amendment and Termination.

Unless terminated sooner by the Board, the Plan will terminate on the date that immediately precedes the tenth (10th) anniversary of the Plan’s effective date. Awards outstanding as of the date on which the Plan terminates shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a participant under an Award theretofore granted without the participant’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or for Awards to qualify for the “qualified performance-based compensation” exception provided by Section 1.162-27(e) of the Income Tax Regulations (where the Committee has intended that such Awards qualify for the exception), (ii) disqualify the Plan from the exemption provided by Rule 16b-3, or (iii) extend the term of the Plan. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 or for the Award to qualify for the “qualified performance-based compensation” exception provided by Section 1.162-27(e) of the Income Tax Regulations (where the Committee has intended that such Award qualify for the exception).

Subject to the above provisions, the Board shall have the authority to amend the Plan and the terms of any Award theretofore granted to take into account changes in law and tax and accounting rules.

Section 14.  Unfunded Status of Plan.

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 15.  Cancellation and Rescission of Awards.

The Committee may cancel, declare forfeited, or rescind any unexercised, undelivered, or unpaid Award upon its determining that (i) a participant has violated the terms of the Plan or the Award Agreement under which such Award has been made, or (ii) the participant has committed a Breach of Conduct. In addition, for a period of one (1) year following the exercise, payment or delivery of an Award, the Committee may rescind any such exercise, payment or delivery of an Award upon its determining that the participant committed a Breach of Conduct prior to the exercise, payment or delivery of the Award, or within six (6) months thereafter.

In the case of an Award’s cancellation, forfeiture, or rescission due to a Breach of Conduct by reason of the participant’s conviction of, or entering a guilty plea, no contest plea or nolo contendre plea to any felony or to any crime involving dishonesty or moral turpitude, the Committee’s determination that a participant has committed a Breach of Conduct, and its decision to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties. In all other cases, the Committee’s determination that a participant has violated the terms of the Plan or the Award, or has committed a Breach of Conduct, and the Committee’s decision to cancel, declare forfeited or rescind an Award or to require rescission of an Award’s exercise, payment or delivery shall be conclusive, binding, and final on all parties unless the participant makes a written request to the Committee to review such determination and decision within thirty (30) days of the Committee’s written notice of such actions to the participant. In the event of such a written request, the members of the Board who are “independent directors” within the meaning of the applicable stock exchange rule (including members of the Committee) shall review the Committee’s determination no later than the next regularly scheduled meeting of the Board. If, following its review, such directors approve, by a majority vote, (i) the Committee’s determination that the participant violated the terms of the Plan or the Award or committed a Breach of Conduct, and (ii) the Committee’s decision to cancel, declare forfeited, or rescind the Award, such determination and decision shall thereupon be conclusive, binding, and final on all parties.

In the event an Award is rescinded, the affected participant shall repay or return to the Company any cash amount, Stock, or other property received from the Company upon the exercise, payment or delivery of such Award (or, if the participant has disposed of the Stock or other property received and cannot return it, its cash value at the time of exercise, payment or delivery), and, in the case of Stock or other property delivered to the participant, any gain or profit realized by the participant in a subsequent sale or other disposition of such Stock or other property. Such repayment and (or) delivery shall be on such terms and conditions as the Committee shall prescribe.

Section 16.  General Provisions.

(a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall have no obligation to issue or deliver certificates for shares of Stock under the Plan prior to (i) obtaining approval from any governmental agency which the Company determines is necessary or advisable, (ii) admission of such shares to listing on the stock exchange on which the Stock may be listed, and (iii) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

(b) Notwithstanding any other provisions of this Plan, the following shall apply to any person subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

(i) Restricted stock or other equity securities (within the meaning used in Rule 16b-3) offered pursuant to this Plan must be held by the person for at least six (6) months from the date of grant; and

(ii) At least six (6) months must elapse from the date of acquisition of any Stock Option, Stock Appreciation Right, Stock Unit, Performance Share, Performance Unit or other derivative security (within the meaning used in Rule 16b-3) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying security.

(c) Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(d) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

(e) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

(f) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

(g) The reinvestment of cash dividends in additional shares of Restricted Stock, and the crediting of dividend equivalents or interest equivalents (if such interest equivalents are payable in Stock when distributed) on Stock Units or on the deferred payment of Stock Units, Performance Units or Performance Shares shall only be permissible if sufficient shares of Stock are available under Section 4 (taking into account then outstanding Awards).

(h) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid.

(i) It is intended that payments under the Stock Options, Stock Appreciation Rights, Performance Units, and Performance Shares provisions of the Plan to recipients who are “covered employees” within the meaning of Section 162(m)(3) of the Internal Revenue Code constitute “qualified performance-based compensation” within the meaning of 1.162-27(e) of the Income Tax Regulations. Awards of Restricted Stock may be designated by the Committee as intended to constitute “qualified performance-based compensation” in the relevant Award Agreement. To the maximum extent possible, the Plan and the terms of any Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, and, where applicable, Restricted Stock, shall be so interpreted and construed.

(j) It is intended that Stock Options awarded pursuant to Section 6, Stock Appreciation Rights awarded pursuant to Section 7, and Restricted Stock awarded pursuant to Section 8 not constitute a “deferral of compensation within the meaning of Code Section 409A. It is further intended that Performance Shares and Performance Units granted pursuant to Sections 10 and 11 not constitute a “deferral of compensation” within the meaning of Code Section 409A excepting, however, Performance Shares and Performance Units that become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period. Finally, it is intended that Stock Units awarded pursuant to Section 9, and Performance Units and Performance Shares that are or become vested as a result of the Committee’s waiver of payment limitations prior to the end of the applicable Performance Period satisfy the requirements of Code Sections 409A(2) through (a)(4) in all material respects. This Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with the intent expressed in this paragraph.

(k) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be impaired or affected thereby.

(l) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without taking into account its conflict of laws provisions.

Section 17.  Effective Date of Amendment and Restatement.

The Plan was originally effective April 21, 2004, the date on which it was approved by stockholders of the Company. The Plan was then amended and restated effective April 26, 2006, the date on which it was approved by stockholders of the Company, which amendment and restatement applies to any Awards granted prior to the effective date of such amendment and restatement that remained outstanding as of such date and to Awards granted thereafter. The Plan was again amended and restated effective January 1, 2009 for amendments required by Section 409A of the Internal Revenue Code, which amendment and restatement applies to any Awards granted prior to the effective date of such amendment and restatement that remain outstanding as of such date and to Awards granted thereafter. The amendment and restatement of the Plan approved by the Board of Directors on February 11, 2009 shall be effective on the date the amended and restated Plan is approved by the stockholders of the Company and shall apply to any Awards granted prior to the effective date of the amendment and restatement that remain outstanding as of such date and to Awards granted thereafter. The Plan’s original effective date of April 21, 2004 shall remain its effective date for purposes of Section 13.

BORGWARNER INC. 3850 HAMLIN ROAD AUBURN HILLS, MI 48326
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BORGWARNER INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
IF NO CHOICE IS SPECIFIED, this Proxy will be voted “FOR” the election of all listed nominees, and “FOR” proposals 2 and 3, all in accordance with the recommendations of the Board of Directors.	☐	☐	☐
Vote on Directors
1.	Election of four Class I Directors and one Class III Director: Nominees:
01) Phyllis O. Bonanno (Class I) 02) Alexis P. Michas (Class I) 03) Richard O. Schaum (Class I)	04) Thomas T. Stallkamp (Class I) 05) Dennis C. Cuneo (Class III)

Vote on Proposals		For	Against	Abstain

2.	To approve amendments to the Company’s Amended and Restated 2004 Stock Incentive Plan, including to increase the authorized common stock available for awards under that plan.	☐	☐	☐

3.	To ratify the appointment of Price Waterhouse Coopers LLP as Independent Registered Public Accounting Firm for the Company for 2009.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

BORGW2
BORGWARNER INC.
This Proxy is Solicited by the Board of Directors In Connection
With the Annual Meeting of Stockholders
9:00 A.M. (local time)
April 29, 2009.
PLACE: BorgWarner Inc.
                  3850 Hamlin Road
                                     Auburn Hills, Michigan 48326
          PROXY: JOHN J. GASPAROVIC and LAURENE H. HORISZNY and each of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on March 2, 2009 at the Annual Meeting of Stockholders of BorgWarner Inc. or at any adjournment(s) or postponement(s) of the meeting.
           WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.
THIS PROXY IS CONTINUED ON THE REVERSE SIDE
PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)